UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                              (Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                   American Fidelity Dual Strategy Fund, Inc.
                   ------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act rules 14a-6(i)(1) and 0-11.

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    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

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    paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:

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

                 AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(R)

                            Important Proxy Materials

Dear Participant:

     Thank you very much for taking the time to review this important information. American Fidelity Dual Strategy Fund is holding a Special Shareholders' Meeting on February 22, 2006 to vote on important proposals that affect the Fund. Because you have a voting interest in the Fund, we want you to vote on the changes described below, which are described in more detail in the accompanying Proxy Statement. YOUR VOTE IS VERY IMPORTANT!

     The Fund's Board of Directors has selected three new sub-advisers to assist in managing the Fund's assets and needs your approval of the new sub-advisory agreements. The proposals will not increase fees paid by you or by the Fund.

     The Fund's Board of Directors asks you to approve:

     (1) the Sub-Advisory Agreement between the Fund and The Renaissance Group, LLC;

     (2) the Sub-Advisory Agreement between the Fund and WEDGE Capital Management LLP;

     (3) the Sub-Advisory Agreement between the Fund and Quest Investment Management, Inc.; and

     (4) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Voting is quick and easy. To cast your vote, simply complete the enclosed Participant Voting Instruction Card, sign it, and mail it in the envelope we provided. If you have any questions before you vote, please call the telephone number on the cover of the Proxy Statement.

                                   Sincerely,


                                   /s/ John W. Rex
                                   John W. Rex
                                   President and  Secretary

                  AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(R)

                            2000 N. Classen Boulevard
                          Oklahoma City, Oklahoma 73106
                                 1-800-662-1106

                            NOTICE OF SPECIAL MEETING

     Notice is hereby given that a Special Meeting of Shareholders of American Fidelity Dual Strategy Fund, Inc., a Maryland corporation, will be held on February 22, 2006 at 9:00 a.m., Central Time, in the Arcade Conference Room of the Fund's offices at 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106. At the meeting, the Fund's shareholders will be asked to consider and vote upon the following:

          (1) To approve the Sub-Advisory Agreement between the Fund and The Renaissance Group, LLC;

          (2) To approve the Sub-Advisory Agreement between the Fund and WEDGE Capital Management LLP;

          (3) To approve the Sub-Advisory Agreement between the Fund and Quest Investment Management, Inc.; and

          (4) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on December 19, 2005 are entitled to notice of the meeting and may vote on the matters described above. Participants with a voting interest in the Fund as of the close of business on December 19, 2005 are invited to provide voting instructions and may also attend the meeting. The accompanying Proxy Statement contains more information about how you can cast your vote. The Proxy Statement also discusses in more detail the matters that will be addressed at the meeting.

     Whether you plan to attend the meeting or not, please complete, sign, and return the enclosed Participant Voting Instruction Card so that you will be represented at the meeting. If you attend the meeting, you may change your vote at that time, but attending the meeting will not automatically revoke your voting instructions.


                       By Order of the Board of Directors

                       /s/ John W. Rex
                       John W. Rex
                       President and Secretary


Oklahoma City, Oklahoma
December 30, 2005

                 AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(R)

                            2000 N. Classen Boulevard
                          Oklahoma City, Oklahoma 73106
                                 1-800-662-1106

                                 PROXY STATEMENT

                         Special Meeting of Shareholders
                                February 22, 2006

     This Proxy Statement is furnished on behalf of the Board of Directors of American Fidelity Dual Strategy Fund in connection with the Fund's solicitation of proxies to be used to vote at a Special Meeting of Shareholders to be held on February 22, 2006 at 9:00 a.m., Central Time, in the Arcade Conference Room of the Fund's offices at 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106. This Proxy Statement is being delivered to shareholders and participants on or about December 30, 2005.

     At the meeting, the Fund's shareholders will be asked to consider and vote upon the following:

          (1) To approve the Sub-Advisory Agreement between the Fund and The Renaissance Group, LLC;

          (2) To approve the Sub-Advisory Agreement between the Fund and WEDGE Capital Management LLP;

          (3) To approve the Sub-Advisory Agreement between the Fund and Quest Investment Management, Inc.; and

          (4) To transact such other business as may properly come before the meeting or any adjournments thereof.

     You may request a free copy of the Fund's most recent annual report and semi-annual report by calling 1-800-662-1106 or by sending a written request to the Fund at P.O. Box 25520, Oklahoma City, Oklahoma 73125-0520.

                                TABLE OF CONTENTS

Summary......................................................................1
Voting Procedures............................................................2
Approval of Sub-Advisory Agreements..........................................3
         Board of Directors Recommendation...................................3
         Background..........................................................3
         The Proposed Sub-Advisory Agreements................................3
         The Sub-Advisers....................................................5
         Renaissance.........................................................5
         WEDGE...............................................................6
         Quest...............................................................7
         Basis for the Board's Recommendation................................7
Information About the Fund..................................................10
General Information.........................................................10
Renaissance Sub-Advisory Agreement..................................Appendix A
WEDGE Sub-Advisory Agreement........................................Appendix B
Quest Sub-Advisory Agreement........................................Appendix C

                                     SUMMARY

                       Approval of Sub-Advisory Agreements

     The Fund's investment adviser, American Fidelity Assurance Company ("AFA"), previously engaged Todd Investment Advisors, Inc. and Seneca Capital Management, LLC on behalf of the Fund to manage the Fund's assets. On September 30, 2005, the Fund's Board of Directors terminated Seneca Capital Management, LLC as one of the Fund's sub-advisers and approved a new sub-advisory structure under which the Fund will have four sub-advisers rather than two. The increased number of sub-advisers will not increase fees paid by the Fund or you.

     The Fund's Board of Directors has approved The Renaissance Group, LLC, WEDGE Capital Management LLP, and Quest Investment Management, Inc. to serve as sub-advisers to the Fund in addition to Todd Investment Advisors, Inc. The Fund's Board of Directors recommends APPROVAL of the three new sub-advisers and the proposed sub-advisory agreements, which are attached as Appendices A, B, and
C. Other than the fee information, most of the material terms of the proposed sub-advisory agreements are substantially similar to the material terms of the Fund's existing sub-advisory agreement with Todd Investment Advisors, Inc. Although the aggregate amount of the fees payable under the proposed sub-advisory agreements are higher than the fees paid to Seneca under the terminated agreement, the increase in fees will not affect the Fund's fees or your fees because the Fund's investment adviser pays the Fund's sub-advisory fees on behalf of the Fund.

     You can read more about the proposed sub-advisory agreements on pages 3 through 9 of this Proxy Statement.

                                VOTING PROCEDURES

Participants Entitled to Vote

     Participants who had a voting interest in the Fund as of the close of business on December 19, 2005 are entitled to vote in connection with the Special Shareholders' Meeting on February 22, 2006. As of December 19, 2005, there were 9,109,687.105 shares of the Fund outstanding, each representing a participant's voting interest in the Fund. Currently, the Fund's shares are available for purchase only by American Fidelity Separate Account A, American Fidelity Separate Account B, and American Fidelity Separate Account C (the "Separate Accounts"). Because only separate accounts of insurance companies may purchase shares of the Fund, participants may only invest indirectly in the Fund by purchasing a variable annuity contract issued by one of the Separate Accounts or by participating in a contract available through an employer's retirement plan. When we talk about "you" in this Proxy Statement, we mean the participants.

     Persons who invest in the variable annuity contracts offered by the Separate Accounts are called "participants" in the variable annuity contracts. Upon receiving a participant's investment in a variable annuity contract, the separate account, acting through AFA, purchases shares of the Fund on behalf of the participant. The Separate Accounts are the only shareholders of record of the Fund's shares. Accordingly, AFA will vote the Fund's shares on behalf of the Separate Accounts in accordance with instructions received from the participants in the variable annuity contracts offered by the Separate Accounts.

     AFA will vote the interests of participants for which no timely instructions are received in proportion to the instructions received from the participants who return the accompanying Participant Voting Instruction Card. Each share of the Fund is entitled to one vote and each fractional share is entitled to a proportionate share of one vote.

Vote Required to Approve the Proposed Sub-Advisory Agreements

     The affirmative vote of a majority of the outstanding shares of the Fund is required to approve each of the proposed sub-advisory agreements. The vote of a majority of the outstanding shares of the Fund means the lesser of (1) the vote of 67% or more of the Fund's shares present at the meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy at the meeting, or (2) the vote of more than 50% of the Fund's shares. AFA will vote the Fund's shares based on instructions received from the participants, as discussed above.

Other Voting Matters

     If you sign and return your Participant Voting Instruction Card but do not give any instructions, your interests in the Fund will be voted FOR approval of the proposed sub-advisory agreements. With respect to any other matters (none of which are known to the Fund's Board of Directors at this time) that may be presented at the meeting, all interests in the Fund will be voted in the discretion of AFA.

     You may vote on the proposals by:

     o Completing the enclosed Participant Voting Instruction Card, signing it, and mailing it back to the Fund, or

     o    Attending the meeting and giving instructions in person.

     All Participant Voting Instruction Cards that are properly executed and received by AFA prior to the meeting, which are not revoked, will be voted by AFA at the meeting. You may revoke your voting instructions at any time prior to the meeting by written notice to AFA, by executing subsequent voting instructions, or by giving instructions in person at the meeting. Attendance at the meeting alone will not serve to revoke your voting instructions. Because the Separate Accounts are the Fund's only shareholders of record, none of the shares can be voted by a broker.

                       APPROVAL OF SUB-ADVISORY AGREEMENTS

Board of Directors Recommendation
---------------------------------

     The Fund's Board of Directors recommends APPROVAL of the proposed sub-advisory agreements with The Renaissance Group LLC ("Renaissance"), WEDGE Capital Management LLP ("WEDGE") and Quest Investment Management, Inc. ("Quest") (together, the "Proposed Sub-Advisers"), which are attached as Appendices A, B, and C respectively. The sub-advisory fees paid to the Proposed Sub-Advisers under the proposed sub-advisory agreements will be paid by AFA, and will not increase the fees paid by the Fund or its participants.

Background
----------

     In 1998, the Fund's investment adviser, AFA, engaged Lawrence W. Kelly & Associates, Inc. and Todd Investment Advisors, Inc. ("Todd") as sub-advisers to manage the assets of the Fund. Prior to that time, both sub-advisers had served since 1995 as sub-advisers of the Fund's predecessor, American Fidelity Variable Annuity Fund A. Todd continues to serve as a sub-adviser of the Fund. Todd has offices at 101 South Fifth Street, Suite 3160, Louisville, Kentucky 40202.

     On November 6, 2002, the Fund's Board of Directors approved the termination of the sub-advisory agreement with Lawrence W. Kelly & Associates, and approved the sub-advisory agreement with Seneca Capital Management, LLC ("Seneca"), pursuant to which Seneca served as a sub-adviser to the Fund. The Fund's shareholders subsequently approved the sub-advisory agreement with Seneca, and Seneca served as a sub-adviser to the Fund until the Fund terminated the Seneca sub-advisory agreement on September 30, 2005. (For more information about the Board's decision to terminate the sub-advisory agreement with Seneca, please see page 7.)

     The Fund's Board of Directors approved interim sub-advisory agreements with Renaissance and WEDGE, pursuant to which Renaissance and WEDGE have served as interim sub-advisers to the Fund since October 3, 2005. Pursuant to federal securities laws, the interim agreements with Renaissance and WEDGE have a limited term. In order to extend the agreements beyond a short interim period, shareholder approval is required. Most of the material terms of the interim sub-advisory agreements are substantially similar to the terms of the proposed sub-advisory agreements except with regard to fees, which are discussed below. Additionally, the Fund's Board of Directors has approved the sub-advisory agreement with Quest, for which shareholder approval is also required.

The Proposed Sub-Advisory Agreements
------------------------------------

     Many of the material terms of the proposed sub-advisory agreements are substantially similar to the material terms of Todd's sub-advisory agreement, which was approved by the shareholders in 2003. Below is a summary of the material terms of the proposed sub-advisory agreements. To the extent that the terms of the proposed agreements differ materially from the terms of the terminated sub-advisory agreement, those differences are discussed below.

Powers and Duties

     Subject to supervision by AFA and the Fund's Board of Directors, the Proposed Sub-Advisers have complete discretion and authority in the investment and reinvestment of the Fund's assets that are under their management, as described in the proposed sub-advisory agreements. The Proposed Sub-Advisers will provide investment advisory services to the Fund, including deciding what securities will be acquired, held, or disposed of, and subject to certain limitations, what portion of the assets managed by the Proposed Sub-Advisers will be held uninvested. Additional powers and responsibilities include soliciting brokers to effect transactions and negotiating brokerage commissions, in each case with respect to the Fund's securities under the management of the Proposed Sub-Advisers. In addition, the Proposed Sub-Advisers will determine the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the Fund's portfolio securities managed by the Proposed Sub-Advisers will be exercised. Neither the Proposed Sub-Advisers nor any of their affiliates may act as a broker for Fund securities transactions.

Duration

     If the proposed sub-advisory agreements are approved at the shareholders' meeting on February 22, 2006, the agreements with Renaissance and WEDGE will become effective on February 23, 2006 and the agreement with Quest will become effective May 1, 2006. The agreements will continue in effect for one year and for successive one-year periods subject to annual approval by (1) the Fund's Board of Directors or a majority vote of the Fund's shareholders, and (2) a majority of the Fund's independent directors.

Termination

     Each proposed sub-advisory agreement may be terminated at any time, upon 30 days written notice, without penalty, (1) by AFA, the Fund's Board of Directors, or a majority vote of the Fund's shareholders, or (2) by the sub-adviser. Each proposed sub-advisory agreement also provides that it will terminate automatically in the event of its assignment or if the sub-adviser ceases to be registered as an investment adviser under the Investment Advisers Act of 1940 or other applicable law or becomes subject to an order of the Securities and Exchange Commission or other regulatory authority restricting its activities.

Fees

     The fees payable to Renaissance and WEDGE pursuant to the interim sub-advisory agreements and the fees payable to the Proposed Sub-Advisers pursuant to the proposed final agreements are summarized below. All fees are on an annual basis and are a percentage of the value of the Fund's assets managed by each sub-adviser.

     Increases in fees payable to the sub-advisers will not affect the fees paid by the Fund or its shareholders because the Fund's investment adviser pays the sub-advisory fees on behalf of the Fund.

                   Fee Under Interim      Fee Under Proposed Final
Sub-Adviser     Sub-Advisory Agreement    Sub-Advisory Agreement
--------------------------------------------------------------------------------

Renaissance            0.42%              0.48%
--------------------------------------------------------------------------------
WEDGE                  0.42%              0.50% of the first $25,000,000;
                                          0.40% of the value of assets between
                                          $25,000,000 and $100,000,000;
                                          0.30% of the value of assets in excess
                                          of $100,000,000
--------------------------------------------------------------------------------
Quest                  N/A                0.425% of the first $100,000,000;
                                          0.30% of the value of assets in excess
                                          of $100,000,000

     The fees that were paid to Seneca under the terminated sub-advisory agreement were equal (on an annual basis) to 0.42% of the Fund's assets managed by Seneca. The fees payable to Todd are equal (on an annual basis) to 0.38% of first $100,000,000 of the Fund's assets managed by Todd. The fees decrease to 0.30% (on an annual basis) of the Fund's assets in excess of $100,000,000 managed by Todd.

Broker-Dealer Relations

     The proposed sub-advisory agreements provide that, when placing orders with brokers and dealers, the Proposed Sub-Advisers must use their best efforts to obtain the most favorable net price and execution available except to the extent otherwise provided by Section 28(e) of the Securities Exchange Act of 1934. In selecting brokers to effect portfolio transactions, the Proposed Sub-Advisers use their best efforts to obtain for their clients the most favorable price and execution available except to the extent that they determine that clients should pay a higher brokerage commission for brokerage and research services. In evaluating the overall reasonableness of brokerage commissions paid, the Proposed Sub-Advisers review the type and quality of the execution services rendered and the quantity and nature of the portfolio transactions effected and compare generally the commissions paid to brokers with the commissions believed to be charged by other brokers for effecting similar transactions as well as with commissions generally charged by brokers prior to the introduction of negotiated commission rates. In addition, they take into account the quality and usefulness of the brokerage and research services, if any, that may be furnished by such brokers. Research services provided by brokers may be used by the Proposed Sub-Advisers in advising all of their clients and not all such services may be used by the clients that paid the commissions. Conversely, however, clients of the Proposed Sub-Advisers may benefit from research services provided by brokers whose commissions are paid by other clients. As a result, the Proposed Sub-Advisers may cause clients to pay a broker that provides brokerage and research services to the Proposed Sub-Advisers a higher brokerage commission than would have been charged by another broker that was not providing such services.

     The Proposed Sub-Advisers make decisions as to which broker or dealer to use to execute client transactions on a transaction-by-transaction basis. Securities may be purchased from a primary market maker acting as principal on a net basis with no brokerage commission paid by a client. Securities may also be purchased from underwriters at prices that include compensation to the underwriters. The Proposed Sub-Advisers may aggregate the orders of some or all of their clients, where they determine that the aggregation is consistent with their obligation to provide orderly and efficient execution of transactions for their clients. The Proposed Sub-Advisers have adopted policies of aggregating portfolio transactions to minimize the risk that any one client could be systematically advantaged or disadvantaged in connection with the aggregation and to insure that all clients are treated fairly in the aggregation and allocation of portfolio transactions.

Expenses

     Pursuant to the proposed sub-advisory agreements, the Proposed Sub-Advisers will provide, at their expense, all necessary investment and management facilities, including salaries of personnel required for them to faithfully execute their duties, and administrative facilities, including clerical personnel and equipment necessary for them to conduct the investment advisory affairs of the Fund efficiently (excluding pricing and bookkeeping services). The Proposed Sub-Advisers are not obligated to pay any expenses for the Fund.

Indemnification

     The proposed sub-advisory agreements provide that the Proposed Sub-Advisers will act in good faith and will have no liability for any error of judgment or loss incurred by the Fund in connection with recommendations or investments made by the Proposed Sub-Advisers in their management of Fund assets. The proposed agreements provide that the Proposed Sub-Advisers will indemnify AFA and the Fund against any loss suffered as a result of a breach of the proposed sub-advisory agreements or the willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Sub-Advisers in the performance of their duties under the proposed agreement.

The Sub-Advisers
----------------

Renaissance (The Baldwin Center, Suite 1200, 625 Eden Park Drive, Cincinnati, Ohio 45202)

     Renaissance, a Delaware limited liability company, is an independently operated investment management firm. Renaissance provides management services to individuals, investment companies, pension funds, charitable organizations, corporations, and government entities. Renaissance is directly controlled by Affiliated Managers Group, Inc., which is located at 600 Hale Street, Prides Crossing, Massachusetts 01965. Affiliated Managers Group, Inc. owns 70% of the outstanding voting shares of Renaissance.

     Renaissance is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Michael E. Schroer, Managing Partner and Chief Investment Officer of Renaissance, is primarily responsible for day-to-day management of the portion of the Fund portfolio managed by Renaissance. Mr. Schroer has 23 years of investment experience and has been with Renaissance since 1984. Mr. Schroer supervises the management and direction of Renaissance's investment research efforts as well as determining overall portfolio strategy. Prior to his service at Renaissance, Mr. Schroer was a portfolio manager with First of America Bank. Mr. Schroer is a 1980 graduate of the University of Cincinnati and earned a Master's degree from the Indiana Graduate School of Business in 1982. He was also awarded a Chartered Financial Analyst designation in 1985.

     Renaissance is also an adviser to Renaissance Large Cap Fund, which has investment objectives similar to the Fund. Pursuant to its agreement with Renaissance Large Cap Fund, Renaissance receives fees equal (on an annual basis) to 0.30% of the value of the assets of Renaissance Large Cap Fund managed by Renaissance. Renaissance's principal executive officers and directors are shown below. The address of each, as it relates to his or her duties at Renaissance, is the same as that of Renaissance.

                          Principal Occupation (positions are with
Name and Address          Renaissance unless otherwise indicated)
----------------          ----------------------------------------

Paul Anthony Radomski     Managing Partner and Executive Committee Member

Michael Edward Shroer     Managing Partner, Executive Committee Member, and
                            Chief Investment Officer

Jeffrey Scott Murphy      Executive Committee Member

Kevin Jason Patton        Chief Compliance Officer


WEDGE (301 South College Street, Suite 2920, Charlotte, North Carolina 28202)

     WEDGE, a North Carolina limited liability partnership, is an independently operated investment management firm. WEDGE provides management services to investment companies, pension funds, charitable organizations, corporations, and government entities.

     WEDGE applies a team approach to the management of the Fund, relying both on quantitative models as well as investment professional input. Robert Michael James, John Norman, and Michael Gardner will be the team members principally responsible for supervising Fund assets. Mr. James and Mr. Norman will be the Fund's Portfolio Managers.

     Mr. James is a founding member of WEDGE and has thirty-one years of investment experience. Mr. James is a graduate of Louisiana State University's School of Banking of the South and received his Bachelor of Arts degree from Wofford College.

     Mr. Norman joined WEDGE in 2004 and has fourteen years of investment experience. Mr. Norman received his Bachelor of Business Administration - Finance from The College of William and Mary.

     Mr. Gardner, who has been with WEDGE for fifteen years, is the principal developer of WEDGE's strategy and has twenty-eight years of investment experience. Mr. Gardner received his Bachelor of Arts degree in Mathematics from State University of New York at Binghampton and his Master of Business Administration in Finance from the University of Chicago.

     The general partners who have the five largest economic interests in WEDGE are listed below. The address of each, as it relates to his or her duties at WEDGE, is the same as that of WEDGE. Robert Michael James, Gilbert Earl Galle and Michael Gardner are principally responsible for managing WEDGE.

                          Principal Occupation (positions are with
Name and Address          WEDGE unless otherwise indicated)
----------------          ----------------------------------------

Robert Michael James      General Partner, Portfolio Manager

Gilbert Earl Galle        General Partner, Portfolio Manager

Michael Gardner           General Partner, Director of Research

David Arthur Thompson     General Partner, Portfolio Manager

James Scott Jeffords      General Partner, Senior Equity Analyst


Quest (One SW Columbia, Suite 1100, Portland, Oregon 97258)

     Quest, an Oregon corporation, is an independently operated investment management firm started in 1985. Quest provides management services to investment companies, pension funds, endowments, foundations, investment companies, and corporations.

     Quest is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Fund assets are managed by the Investment Committee. The Investment Committee consists of Monte L. Johnson, Cameron M. Johnson, Gregory G. Sherwood, E. Adrian Hamilton, Garth R. Nisbet, CFA, and Douglas P. Goebel, CFA. Mr. Sherwood will be the primary contact for the Fund. Mr. M. Johnson is the founder of Quest and has 39 years of experience. Mr. C. Johnson is Chief Executive Officer and has been with Quest for 15 years. Mr. Sherwood is President and has been with Quest for 16 years. Mr. Hamilton is Vice President and has been with Quest for 10 years. Mr. Nisbet is Senior Vice President and has been with Quest less than one year. Mr. Goebel is Senior Vice President and has been with Quest 12 years.

     Quest is entirely controlled and owned by current employees of the company. Mr. M. Johnson, Mr. C. Johnson, and Kevin M. Johnson each own 10% or more of the company.

     The Executive Committee of Quest is listed below. The address of each, as it relates to his or her duties at Quest, is the same as that of Quest.

                          Principal Occupation (positions are with
Name and Address          Quest unless otherwise indicated)
----------------          ----------------------------------------

Monte L. Johnson          Chairman and Founder

Cameron M. Johnson        Chief Executive Officer

Gregory G. Sherwood       President

Kevin M. Johnson          Secretary and Treasurer


Basis for the Board's Recommendation
------------------------------------

Termination of Previous Sub-Advisory Agreement

     On August 23, 2005, the Fund's Board of Directors, including a majority of the Fund's directors who were not parties to the terminated sub-advisory agreement and who are not "interested persons" of the Fund, voted to terminate the sub-advisory agreement with Seneca. Prior to approving the termination of the previous sub-advisory agreement, the Board of Directors, with the assistance from the Fund's investment adviser and investment consultant, considered the advisory structure for the Fund, including whether replacement of sub-advisers was appropriate. The Board determined that Seneca has had significant personnel and organizational turn-over and its performance has been disappointing. Based on these conclusions, the Board approved the termination of the sub-advisory agreement with Seneca, effective September 30, 2005.

     The Fund's Board of Directors considered the following material factors and reached the following conclusions in connection with the decision to approve the Proposed Sub-Advisers and approve the terms of the proposed sub-advisory agreements.

Nature, Extent, and Quality of Services Provided by the Proposed Sub-Advisers

     The Board considered the services that each of the Proposed Sub-Advisers will provide to the Fund pursuant to the proposed sub-advisory agreements, which include making decisions regarding acquisition, holding or disposition of portfolio securities on behalf of the Fund; providing the Fund's custodian and investment adviser prompt written notification of the purchase, sale or exchange of portfolio securities; exercising voting rights on behalf of the Fund regarding the portfolio securities; providing certifications of compliance with securities laws; selecting brokers or dealers to execute purchase and sale transactions for the Fund and using their best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for the Fund; and providing instructions to the Fund's custodian regarding consummation of transactions in portfolio securities held by the Fund.

     Based on its evaluation of the services that the Proposed Sub-Advisers will provide, the Board concluded that the nature and scope of the proposed Sub-Advisers' services are reasonable and satisfactory. Further, the Board concluded that the Proposed Sub-Advisers have adequate personnel and systems in place, as well as other resources, to assure the Board that the Proposed Sub-Advisers will furnish high quality services to the Fund.

Investment Performance of the Proposed Sub-Advisers

     The Board concluded that the investment performance of each of the Proposed Sub-Advisers supports a decision to approve the proposed sub-advisory agreements because the long-term results of each of the Proposed Sub-Advisers' have been very good when compared with their appropriate style indices. Furthermore, the Proposed Sub-Advisers' investment processes and personnel were consistent during the performance period presented to the Board.

Sub-Advisory Fees

     The fees payable to the Proposed Sub-Advisers pursuant to the interim sub-advisory agreements and the proposed final agreements are summarized below. All fees are on an annual basis and are a percentage of the value of the Fund's assets managed by each sub-adviser.

     Increases in fees payable to the sub-advisers will not affect the fees paid by the Fund or its shareholders because the Fund's investment adviser pays the sub-advisory fees on behalf of the Fund.

                   Fee Under Interim      Fee Under Proposed Final
Sub-Adviser     Sub-Advisory Agreement    Sub-Advisory Agreement
--------------------------------------------------------------------------------

Renaissance            0.42%              0.48%
--------------------------------------------------------------------------------
WEDGE                  0.42%              0.50% of the first $25,000,000;
                                          0.40% of the value of assets between
                                          $25,000,000 and $100,000,000;
                                          0.30% of the value of assets in excess
                                          of $100,000,000
--------------------------------------------------------------------------------
Quest                  N/A                0.425% of the first $100,000,000;
                                          0.30% of the value of assets in excess
                                            of $100,000,000

     The fees that were paid to Seneca under the terminated sub-advisory agreement were equal (on an annual basis) to 0.42% of the Fund's assets managed by Seneca. The fees payable to Todd are equal (on an annual basis) to 0.38% of first $100,000,000 of the Fund's assets managed by Todd. The fees decrease to 0.30% (on an annual basis) of the Fund's assets in excess of $100,000,000 managed by Todd.

     In 2005, Seneca received $339,373 for services pursuant to the terminated sub-advisory agreement. Seneca did not provide any services pursuant to the terminated sub-advisory agreement after September 30, 2005. For the year ended December 31, 2004, Seneca received $404,318 for services provided pursuant to the terminated sub-advisory agreement. As of September 30, 2005, Todd had received $292,611 in fees in 2005, and Todd received $387,435 in fees for the year ended December 31, 2004 pursuant to its sub-advisory agreement. Accordingly, the aggregate fee paid to the sub-advisers in 2004 was $791,753. As of September 30, 2005, the aggregate fee paid to the sub-advisers in 2005 was $631,984.

     If the fees established in the proposed sub-advisory agreements had been in effect with regard to the terminated sub-advisory agreement, the Proposed Sub-Advisers and Todd would have received, in the aggregate, $649,733 in fees in 2005 (as of September 30, 2005) and $859,279 in fees in 2004, an increase of 3% and 9% respectively. Because AFA pays the Fund's sub-advisory fees, increased fees will not affect the Fund or the fees it pays; nor will increased fees affect the participants.

     Based on its evaluation of the fees payable pursuant to the proposed sub-advisory agreements and the services to be provided by the Proposed Sub-Advisers, the Board concluded that the fees payable to the Proposed Sub-Advisers are reasonable notwithstanding the fact that the fees payable to the Proposed Sub-Advisers will exceed the fees paid to Seneca and Todd.

Economies of Scale

     The Fund will not recognize economies of scale as the Fund's assets under the Proposed Sub-Advisers' management increase because the Fund's investment adviser will pay the fees on behalf of the Fund. The Fund's fee to its investment adviser does not reflect the fees that the Fund's investment adviser pays the Fund's sub-advisers. In its evaluation, the Board considered this inability to recognize economies of scales but concluded that the fees are reasonable and satisfactory as they currently exist.

Fee Levels and Economies of Scale

     Fee levels charged to the Fund's investors do not reflect economies of scale. Fee levels also do not reflect the fees that the Fund pays to its investment adviser or the fees that the Fund's investment adviser pays to the Fund's sub-advisers. The Board considered this fact in its evaluation of the Proposed Sub-Advisers and the proposed sub-advisory agreements.

Approval of the Proposed Sub-Advisers

     The interim sub-advisory agreements with Renaissance and WEDGE, which became effective October 3, 2005, were approved by the Fund's Board of Directors, including a majority of the Fund's directors who are not parties to the proposed sub-advisory agreements and who are not "interested persons" of the Fund. Because federal securities laws require that the interim agreements terminate after a short interim period, the directors also approved, subject to shareholder approval, the proposed sub-advisory agreements, which are attached as Appendices A and B. The proposed sub-advisory agreements are identical to the interim sub-advisory agreements except with regard to fees, which are discussed above. Additionally, the Fund's Board of Directors approved, subject to shareholder approval, the sub-advisory agreement with Quest, which is attached as Appendix C.

     The Board of Directors believes that the terms of the proposed sub-advisory agreements are fair to, and in the best interest of, the Fund and its shareholders and recommends APPROVAL of the proposed sub-advisory agreements. If approved, the proposed sub-advisory agreements with Renaissance and WEDGE will become effective on February 23, 2006 and the proposed sub-advisory agreement with Quest will become effective on May 1, 2006. If the proposed sub-advisory agreements are not approved, the Fund will have to engage other temporary sub-advisers and seek shareholder approval at another special meeting.

     THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENTS WITH RENAISSANCE, WEDGE, AND QUEST.

                           INFORMATION ABOUT THE FUND

The Fund's Management

     The Fund's investment adviser, AFA, is an Oklahoma stock life insurance company with offices at 2000 N. Classen Boulevard, Oklahoma City, OK 73106, and is registered as an investment adviser under the Investment Advisers Act of 1940.

     The only officers or directors of the Fund who beneficially own shares of Dual Strategy Fund are David R. Carpenter and John W. Rex. They beneficially own shares through the American Fidelity Companies Employee Savings Plan Trust, and their beneficial ownership percentage, as of December 1, 2005, was less than one percent each. The table below provides information regarding their ownership.


                      (2) Name and Address of      (3) Amount and Nature of
(1) Title of Class        Beneficial Owner             Beneficial Ownership    (4) Percent of Class
------------------    -----------------------       -----------------------     -------------------
Variable Annuity Units    David R. Carpenter            1,403.791                0.02%

Variable Annuity Units    John W. Rex                   9,755.870                0.11%

Variable Annuity Units    American Fidelity           365,809.271                4.0%
                          Companies Employee Savings
                          Plan Trust

Underwriter

     American Fidelity Securities, Inc. is the Fund's sole underwriter, and it has offices located at 2000 N. Classen Boulevard, Oklahoma City, OK, 73106.

                               GENERAL INFORMATION

Proxy Solicitation

     The principal solicitation of proxies (including voting instructions by participants) will be by mail, but proxies may be solicited by telephone, facsimile, and personal contact by officers and regular employees of AFA. All costs associated with the preparation, filing, and distribution of this Proxy Statement, the solicitation, and the meeting will be paid by AFA, not by the Fund.

Other Matters to Come Before the Meeting

     The Fund's management does not know of any matters to be presented at the meeting other than those described in this Proxy Statement. If other business should properly come before the meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals

     The meeting scheduled to be held on February 22, 2006 is a Special Meeting of Shareholders. The Fund is not required to, nor does it intend to, hold regular annual meetings of shareholders. If an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Fund.

Sources of Information

     All information contained in this Proxy Statement and the accompanying materials about the sub-advisers and their affiliates has been provided by the sub-advisers.

                                     By Order of the Board of Directors

                                     /s/ John W. Rex
                                     John W. Rex
                                     President and Secretary

December 30, 2005
Oklahoma City, Oklahoma

                                   APPENDIX A

                       Renaissance Sub-Advisory Agreement

                             Sub-Advisory Agreement

     This Sub-Advisory Agreement (the "Agreement") is effective as of October 3, 2005, by and among American Fidelity Dual Strategy Fund, Inc., a Maryland corporation (the "Fund"), American Fidelity Assurance Company, an insurance company organized under the laws of the State of Oklahoma (the "Advisor"), and The Renaissance Group LLC (d/b/a Renaissance Investment Management) (the "Sub-Advisor").

                                    RECITALS

     A. The Fund is engaged in business as an open-end, diversified management company and is registered as such under the Investment Company Act.

     B. The Advisor has entered into Management and Investment Advisory Agreement dated as of May 1, 2003 with the Fund (the "Advisory Agreement"), pursuant to which the Advisor acts as investment advisor to the Fund.

     C. The Sub-Advisor is engaged principally in the business of rendering investment advisory services and is registered as an investment advisor under the Investment Advisers Act.

     D. The Advisor and the Fund desire for the Sub-Advisor to furnish investment advisory services to the Advisor and the Fund with respect to certain assets of the Fund, and the Sub-Advisor is willing to render such investment advisory services.

                                    AGREEMENT

     The parties agree as follows:

     1. DEFINITIONS: Unless otherwise defined in this Agreement, capitalized terms shall have the meanings commonly ascribed to them in the federal securities laws and related rules and regulations. In addition, the following terms shall mean:

          (a) Advisor: As defined in the introductory paragraph of this Agreement.

          (b) Custodian: InvesTrust, N.A. a special purpose bank chartered by the Office of the Comptroller of the Currency.

          (c) Fund: As defined in the introductory paragraph of this Agreement.

          (d) Investment Advisers Act: The Investment Advisers Act of 1940, as amended.

          (e) Investment Assets: Those assets of the Fund as the Advisor and the Fund shall specify in writing, from time to time, including cash, stocks, bonds and other securities that the Advisor deposits with the Custodian and places under the investment supervision of the Sub-Advisor, together with any assets that are added at a subsequent date or which are received as a result of the sale, exchange or transfer of such Investment Assets.

          (f) Investment Company Act: The Investment Company Act of 1940, as amended.

          (g) Majority Vote of Shareholders: The vote, in accordance with
Section 2(a)(42) of the Investment Company Act, at an annual or a special meeting of the Shareholders of: (i) sixty-seven percent (67%) or more of the voting securities present at the meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than fifty percent (50%) of the outstanding voting securities of the Fund, whichever is less.

          (h) SEC: The Securities and Exchange Commission.

          (i) Securities Act: The Securities Act of 1933, as amended.

          (j) Securities Exchange Act: The Securities Exchange Act of 1934, as amended.

          (k) Shareholders: The beneficial owners of the Fund's securities.

          (l) Sub-Advisor: As defined in the introductory paragraph of this Agreement.

     2. APPOINTMENT OF THE SUB-ADVISOR. Effective as of the date hereof, the Advisor hereby appoints the Sub-Advisor to serve as investment advisor to the Advisor with respect to the Investment Assets of the Fund, and the Sub-Advisor accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement.

     3. THE INVESTMENT ASSETS. Subject to supervision by the Advisor and the Fund's Board of Directors, the Sub-Advisor shall manage the investment operations of the Investment Assets. The Advisor may make additions to or withdrawals from the Investment Assets in any amounts the Advisor determines appropriate or necessary, and the Advisor will provide notice of such additions and withdrawals to the Sub-Advisor.

     4. CUSTODIANSHIP OF THE INVESTMENT ASSETS. The Investment Assets have been deposited with the Custodian and are maintained by the Custodian in safekeeping on its premises, in a recognized clearing corporation, or in the Federal Reserve book-entry system, in the name of the Fund, the Custodian or the clearing corporation, or in the nominee name of any of these. The Advisor will give the Sub-Advisor prior notice if any other entity is appointed to serve as Custodian for the Investment Assets. The term "Custodian" includes all successors to the presently serving Custodian. The Sub-Advisor shall have no responsibility or liability for custody arrangements or for the actions or omissions of the Custodian.

     5. MANAGEMENT OF INVESTMENT ASSETS.

          5.1 GENERAL POWERS AND DUTIES.

               (a) General. For the term of this Agreement, the Sub-Advisor, subject to the provisions of Sections 3 and 5.2 of this Sub-Advisory Agreement, has complete discretion and authority in the investment and reinvestment of the Investment Assets. Subject to specific written instructions of the Advisor, the Sub-Advisor must determine what securities or other property will be acquired, held, or disposed of and, subject to the provisions of Section 5.4 of this Agreement, what portion of the Investment Assets will be held uninvested. The Sub-Advisor's investment and reinvestment authority includes, without limitation, authority to purchase, sell, exchange, convert, trade, and generally to deal in the Investment Assets.

               (b) Instructions to Custodian. The Sub-Advisor is hereby authorized to give instructions to the Custodian with respect to the consummation of transactions on behalf of the Advisor in the Investment Assets, and the Sub-Advisor has authority to direct the Custodian with respect to the investment and management of the Investment Assets. The Custodian is hereby authorized to act in response to instructions given by the Sub-Advisor. The Advisor agrees to take any action and deliver any certificates reasonably necessary to confirm this authorization to the Custodian.

               (c) Voting Rights. The Sub-Advisor's authority includes the exercise of all voting rights pertaining to the Investment Assets. The Sub-Advisor has the duty to maintain accurate records as to any vote or action taken with respect to any stock or other securities which are part of the Investment Assets and to take such further action as may be necessary for the Fund to participate fully in any transaction undertaken by issuers of Investment Assets.

          5.2 INVESTMENT POLICY. Investment objectives, policies and other guidelines for the management of the Investment Assets, including requirements as to diversification, are set forth in Exhibit A to this Agreement. The Sub-Advisor must discharge its duties hereunder in accordance with these guidelines as revised or supplemented in separate written instructions provided from time to time by the Advisor or the Fund's Board of Directors.

          5.3 PRUDENCE AND DIVERSIFICATION. The Sub-Advisor must discharge its duties under this Sub-Advisory Agreement at all times with the care, skill, prudence and diligence that a prudent person acting in a like capacity and familiar with such matters would use in conducting an enterprise of a like character and with like aims.

          5.4 MINIMUM LIQUIDITY REQUIREMENTS. The Advisor will give the Sub-Advisor reasonable advance notice of any cash requirements from the Investment Assets, and the Sub-Advisor will maintain in cash or cash equivalents sufficient assets to meet such cash requirements.

          5.5 BROKERS AND DEALERS.

               (a) Instructions. The Sub-Advisor is hereby empowered to issue orders directly to a broker or dealer for the purchase, sale or exchange of securities with respect to the Investment Assets. The Sub-Advisor must give the Custodian and the Advisor prompt written notification of each such execution in accordance with the provisions of Section 6.1 of this Agreement, and the Sub-Advisor must instruct the broker or dealer to forward copies of the confirmation of the execution of the order to the Custodian and the Advisor.

               (b) Selection of Securities Brokers and Dealers. The Sub-Advisor may select and employ securities brokers and dealers to effect any securities transactions concerning the investment management of the Investment Assets. In selecting brokers and dealers and placing orders with them, the Sub-Advisor must use its commercially reasonable best efforts to obtain for the Investment Assets the most favorable net price and "best execution" available, except to the extent otherwise provided by Section 28(e) of the Securities Exchange Act or by other applicable law; provided, however, in seeking the best execution available with respect to securities transactions involving the Investment Assets, the Sub-Advisor shall give consideration to the overall quality of brokerage and research services provided, it being understood and agreed that "best execution" is not limited to obtaining the lowest commission for each transaction. Notwithstanding anything in this subsection to the contrary, the Advisor may instruct the Sub-Advisor in writing to engage securities brokers and dealers specified by the Advisor to effect, with respect to the Investment Assets, securities transactions or particular securities transactions, and the Sub-Advisor must act in accordance with those instructions, so long as they are reasonable. The Sub-Advisor will not be responsible or liable for any acts or omissions by any broker or dealer selected pursuant to this subsection; provided that, the Sub-Advisor has acted reasonably in the exercise of due care in the selection of the broker or dealer and has not otherwise directly or indirectly participated in those acts or omissions by the broker or dealer.

               (c) Affiliated Brokers. Unless authorized in writing by the Advisor, neither the Sub-Advisor nor any parent, subsidiary or related firm, individual or other entity related to the Sub-Advisor will act as a securities broker with respect to any purchase or sale of securities made on behalf of the Fund.

          5.6 OTHER ACCOUNTS OF THE SUB-ADVISOR. It is understood that the Sub-Advisor performs investment advisory services for various clients and accounts other than the Advisor. The Sub-Advisor may give advice and take action in the performance of its duties with respect to other clients or accounts which may be the same as or may differ from the timing or nature of action taken with respect to the Investment Assets, provided that the Sub-Advisor allocates to the Investment Assets, to the extent practicable, opportunities to acquire or dispose of investments over a period of time on a basis no less favorable than its allocation of such opportunities to other clients and accounts and seeks over a period of time to obtain comparable execution of similar transactions among its clients. It is understood that the Sub-Advisor will not have any obligation to purchase or sell, or to recommend for purchase or sale, for the Fund any security which the Sub-Advisor, its principals, affiliates or employees may purchase or sell for its or their own accounts or for the account of any other client, if in the opinion of the Sub-Advisor such transaction or investment appears unsuitable, impractical or undesirable for the Fund.

          5.7 LIABILITY OF SUB-ADVISOR. The Sub-Advisor shall act in good faith in rendering services in connection with this Agreement. Nothing contained herein shall make the Sub-Advisor be liable for any loss incurred by the Fund in connection with services provided by the Sub-Advisor in accordance with this Agreement so long as the Sub-Advisor acts in good faith and fulfills its duties under this Agreement; provided, however, that nothing herein shall protect the Sub-Advisor against liability to the Fund to which the Sub-Advisor would otherwise be subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement. Nothing in this Agreement shall protect the Sub-Advisor from any liabilities which it may have under the Securities Act, the Investment Company Act or the Investment Advisers Act.

     6. INFORMATION AND REPORTS.

          6.1 REPORTS TO ADVISOR. The Sub-Advisor must submit a daily written report to the Advisor promptly following the close of regular trading on the New York Stock Exchange detailing the actions taken by the Sub-Advisor under this Agreement during that day. The report must contain the information in the form that the Advisor has or will from time to time reasonably specify. In addition, the Sub-Advisor must provide other reports on the performance of the Investment Assets at such times, for such periods and in such form as the Advisor or the Fund's Board of Directors reasonably request.

          6.2 RECORDS AND ACCOUNTS. The Sub-Advisor must keep accurate and detailed records and accounts of the Investment Assets and of all receipts, disbursements and other transactions affecting the Investment Assets. The Sub-Advisor will make all its records, accounts and documents relating to the Investment Assets available at all reasonable times and under reasonable conditions for inspection and audit by any person or persons designated by the Advisor or the Fund's Board of Directors.

          6.3 CODE OF ETHICS. The Sub-Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 of the Investment Company Act and Rule 204A-1 of the Investment Advisers Act (the "Code of Ethics") and has provided a copy of such Code of Ethics to the Fund; Sub-Advisor agrees to provide a copy of the Code of Ethics to the Fund promptly after any material changes are made. As soon as practicable, but no later than 40 days, after the end of the second and fourth calendar quarters, the Chief Compliance Officer of the Sub-Advisor shall certify to the Fund that, with regard to the two most recently completed calendar quarters:

               (a) The Sub-Advisor has provided to the Fund the Sub-Advisor's Code of Ethics that is in effect;

               (b) The Sub-Advisor has complied with the requirements of Rule 17j-1 and Rule 204A-1;

               (c) The Sub-Advisor has adopted procedures reasonably necessary to prevent its "Access Persons" (as defined in Rule 17j-1 of the Investment Company Act) from violating the Code of Ethics; and

               (d) There have been no material violations of the Code of Ethics or, if any violation has occurred, the nature of such violation and of the action taken in response to such violation.

          6.4 COMPLIANCE PROGRAM. The Sub-Advisor has adopted written policies and procedures in compliance with the requirements of Rule 206(4)-7 of the Investment Advisers Act (the "Compliance Procedures") and has provided a copy of such Compliance Procedures to the Fund; Sub-Advisor agrees to provide a copy of the Compliance Procedures to the Fund promptly after any material changes are made. As soon as practicable, but no later than 40 days, after the end of the second and fourth calendar quarters, the Chief Compliance Officer of the Sub-Advisor shall certify that:

               (a) The Sub-Advisor has provided to the Fund the Sub-Advisor's Compliance Procedures that are in effect at that time;

               (b) The Sub-Advisor has reviewed, during the preceding 12-month period (or as otherwise required by applicable law), the adequacy of its Compliance Procedures and the effectiveness of the implementation of the Compliance Procedures;

               (c) The Compliance Procedures are reasonably designed to prevent violation, by the Sub-Advisor and its Supervised Persons, of the Federal Securities Laws, including the Investment Advisers Act and related rules issued by the SEC; and

               (d) With regard to the two most recently completed calendar quarters, there have been no material violations of the Compliance Procedures or, if any violation has occurred, the nature of such violation and of the action taken in response to such violation.

          6.5 PROXY VOTING RECORDS AND POLICY.

               (a) The Sub-Advisor has adopted and implemented written policies and procedures pursuant to Rule 206(4)-6 of the Investment Advisers Act that are reasonably designed to ensure that the Sub-Advisor votes client securities in the best interest of its clients (the "Proxy Voting Policy") and the Sub-Advisor has provided a copy of such Proxy Voting Policy to the Fund; Sub-Advisor agrees to provide a copy of the Proxy Voting Policy to the Fund promptly after any material changes are made.

               (b) Sub-Advisor agrees to provide to the Fund an accurate summary of any vote cast or proxy granted by the Sub-Advisor on behalf of the Fund (the "Voting Records"). As soon as practicable, but no later than 40 days, after the end of the second and fourth calendar quarters, the Sub-Advisor shall provide the Voting Records in the form specified in writing to the Sub-Advisor by the Fund, and the Sub-Advisor's Chief Compliance Officer shall certify that, with regard to the two most recently completed calendar quarters:

               (c) The Voting Records accurately reflect the votes cast and proxies granted by the Sub-Advisor on behalf of the Fund during the preceding two quarters, each of which vote or proxy was cast or granted in compliance with the Sub-Advisor's Proxy Voting Policy; and

               (d) The Sub-Advisor has provided to the Fund the Sub-Advisor's Proxy Voting Policy that is in effect.

          6.6 FORM ADV. The Sub-Advisor agrees to provide a copy of its current Form ADV (Parts I and II) to the Fund within 90 days of the end of the calendar year.

          6.7 EXCHANGE OF INFORMATION. The Advisor and the Sub-Advisor agree to provide the information that the Sub-Advisor or the Advisor, as the case may be, reasonably requests to enable it to carry out its duties, obligations and responsibilities under this Agreement or applicable law.

          6.8 INFORMATION TO BE CONFIDENTIAL. All information and advice furnished to or obtained by any party under or in connection with this Agreement will be treated as confidential and will not be used or disclosed to third parties except as required by law. This provision must not be construed to limit the Advisor's or the Fund's ability to comply with the disclosure obligations of an investment company to its securities holders under the federal securities laws.

     7. FEE PAYABLE TO SUB-ADVISOR. For services provided under this Agreement, the Sub-Advisor is entitled to receive from the Advisor a fee that is calculated as a percentage of the current value of the Investment Assets, as set forth in the Fee Schedule attached as Exhibit B. The parties agree that the Fee Schedule can be modified from time to time in accordance with the Investment Company Act upon approval in writing by the parties. The fee payable to the Sub-Advisor shall be calculated as of the close of the last trading day of March, June, September and December. This fee is payable in arrears as soon as practicable, but not more than ten business days, after the last day of each calendar quarter.

     8. MEETINGS WITH ADVISOR AND FUND. A representative of the Sub-Advisor will personally meet with the Investment Committee of the Advisor or its designated representative as reasonably requested by the Advisor to explain the investment and management activities of the Sub-Advisor and any reports related thereto, at such times as may be mutually agreed upon by the Sub-Advisor and the Advisor. In addition, upon reasonable request, each year, a representative of the Sub-Advisor will attend one or more of the meetings of the Fund's Board of Directors and will be prepared to discuss the Sub-Advisor's economic outlook, investment strategy, individual holdings included in the Investment Assets and such other related matters as the Board of Directors reasonably requests.

     9. INDEMNIFICATION. In addition to any other rights the Advisor or the Fund may have against the Sub-Advisor, the Sub-Advisor will indemnify the Advisor and the Fund and hold them harmless with respect to any loss or damage, or costs or expenses suffered by them as a result of (i) a breach by the Sub-Advisor of this Agreement, or (ii) the willful misfeasance, bad faith or gross negligence of the Sub-Advisor, or (iii) the willful misfeasance, bad faith or gross negligence of any of the Sub-Advisor's employees, or agents acting under its supervision or control performing any of its obligations and duties or (iv) by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement, the Investment Advisers Act or any other applicable law or regulation; provided, the Sub-Advisor shall have no responsibility or liability for any loss incurred by reason of any act or omission of the Advisor or the Custodian.

          The Advisor will indemnify the Sub-advisor and hold it harmless with respect to any loss or damage, or costs or expenses suffered by it as a result of (i) a breach by the Advisor of this Agreement, or (ii) the willful misfeasance, bad faith or gross negligence of the Advisor, or (iii) the willful misfeasance, bad faith or gross negligence of any of the Advisor's employees, or agents acting under its supervision or control performing any of its obligations and duties or (iv) by reason of the Advisor's reckless disregard of its obligations and duties under this Agreement, the Investment Advisers Act, the Investment Company Act or any other applicable law or regulation; provided, the Advisor shall have no responsibility or liability for any loss incurred by reason of any act or omission of the Sub-Advisor or the Custodian.

     10. AMENDMENT. This Agreement may be amended at any time by written agreement of the parties, provided that any material amendment will not be effective unless approved in accordance with the Investment Company Act.

     11. TERM AND TERMINATION.

          11.1 TERM.

               (a) Effective Date. Except as set forth in sub-section (c) below, this Agreement shall become effective upon approval by a Majority Vote of Shareholders in accordance with the Investment Company Act (the "Effective Date").

               (b) Duration. Unless sooner terminated as provided herein, this Agreement shall continue in effect for an initial period of one year from the Effective Date, and it shall continue in effect from year to year, but only so long as such continuance is specifically approved at least annually in accordance with the Investment Company Act.

               (c) Interim Term. This Agreement shall be effective on a temporary interim basis from the day and year first written above until the earlier of 150 days after such date or until it has been approved or rejected by the Fund's shareholders in accordance with the Investment Company Act. With regard to the provisions herein, except for this subsection 11.1, the effective date of the interim period of this Sub-Advisory Agreement shall have the same effect as if it were the Effective Date, as defined above.

          11.2 TERMINATION.

               (a) Automatic Termination. This Agreement shall automatically terminate in the event of its assignment, within the meaning of Section 15(a) of the Investment Company Act, unless an order of the SEC is issued exempting such assignment. If at any time the Sub-Advisor ceases to be an "investment advisor" in accordance with the Investment Advisers Act, this Agreement will automatically terminate. No penalty or payment of any kind by the Advisor will be due upon an automatic termination

               (b) Termination by Advisor, Board of Directors of the Fund or Shareholders of the Fund. This Agreement may be terminated at any time, upon written notice to the Sub-Advisor, without payment of any penalty, by the Advisor, the Board of Directors of the Fund or by a Majority Vote of Shareholders. Notwithstanding that the effective date of any such termination may be fewer than 30 days after the date of notice of termination, the Sub-Advisor shall be compensated for 30 days after the date of notice of termination, and such compensation shall not constitute payment of a penalty in connection with such termination. Any compensation paid pursuant to this subsection 11.2(b) shall be calculated based on the Investment Assets as of the effective date of the termination.

               (c) Termination By Sub-Advisor. The Sub-Advisor may terminate this Agreement at any time upon 30 days' prior written notice to the Advisor and the Fund.

               (d) Prorated Fee. If this Sub-Advisory Agreement shall terminate at any time other than at the end of a calendar quarter, the Sub-Advisor shall be entitled to receive the fee set forth in Section 7 hereof for the portion of the quarter elapsed prior to the date of termination, prorated on a daily basis.

     12. MISCELLANEOUS.

          12.1 ERRORS AND OMISSIONS POLICY. The Sub-Advisor agrees that, at its sole expense, it will maintain an errors and omissions insurance policy that covers the acts, errors and omissions by the Sub-Advisor and its employees and agents during the term of this Agreement. Upon request of the Advisor, the Sub-Advisor will promptly provide evidence of such insurance.

          12.2 GOVERNING LAW; SEVERABILITY. This Agreement and its performance shall be governed by and construed in accordance with the applicable laws of the United States and, to the extent permitted by such laws, with the laws of the State of Oklahoma. In case any provision of this Agreement is held illegal or invalid for any reason, that illegality or invalidity will not affect the remaining provisions of this Agreement but will be fully severable, and this Agreement will be construed and enforced as if the illegal or invalid provision had not been included herein.

          12.3 NOTICES. Unless the parties otherwise agree, all notices, instructions and advice with respect to matters contemplated by this Agreement must be in writing and are effective when received. Delivery must be made personally, by registered or certified mail, return receipt requested, overnight courier or confirmed facsimile and addressed as follows:

           Advisor:           American Fidelity Assurance Company
                              P.O. Box 25523
                              Oklahoma City, Oklahoma 73106
                              Attention:  Investment Department
                              Telephone:  (xxx) xxx-xxxx
                              Facsimile:  (xxx) xxx-xxxx

           Fund:              American Fidelity Dual Strategy Fund, Inc.
                              2000 Classen Boulevard
                              Oklahoma City, Oklahoma  73106
                              Attention:  Chief Compliance Officer
                              Telephone:  (xxx) xxx-xxxx
                              Facsimile:  (xxx) xxx-xxxx

                              With copies to:

                              Jennifer Wheeler
                              McAfee & Taft A Professional Corporation
                              Two Leadership Square
                              211 North Robinson, 10th Floor
                              Oklahoma City, Oklahoma  73102
                              Telephone:  (xxx) xxx-xxxx
                              Facsimile:  ((xxx) xxx-xxxx
                              Email:  jennifer.wheeler@mcafeetaft.com

           Sub-Advisor:       The Renaissance Group LLC (d/b/a Renaissance
                                Investment Management)
                              The Baldwin Center, Suite 1200
                              625 Eden Park Drive
                              Cincinnati, Ohio  45202
                              Attention:  Paul A. Radomski, Managing Partner
                              Telephone:  (xxx) xxx-xxxx
                              Facsimile:  (xxx) xxx-xxxx

Any party may change any of the above information by providing notice to the other parties in the manner set forth above. All reports required to be delivered by the Sub-Advisor to the Advisor pursuant to Section 6.1 of this Agreement must be delivered in the manner specified from time to time by the Advisor.

          12.4 COMPLIANCE WITH LAWS. Nothing in this Agreement shall be deemed to authorize the Sub-Advisor to effect any transactions in contravention of its fiduciary obligations, duties or responsibilities under the Investment Advisers Act, this Agreement or any other applicable federal or state laws or regulations (including all applicable securities laws and regulations) or the rules of any national securities exchange. Each party will at all times comply with the Investment Advisers Act and other applicable laws, regulations and rules in performing its duties under this Agreement.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Sub-Advisory Agreement to be executed as of the day and year first above written.

FUND:                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                        By:       /s/ John W. Rex
                            Name: John W. Rex
                            Title: President

ADVISOR:                AMERICAN FIDELITY ASSURANCE COMPANY

                        By:       /s/ John W. Rex
                            Name: John W. Rex
                            Title: President

SUB-ADVISOR:            THE RENAISSANCE GROUP LLC
                        (d/b/a Renaissance Investment Management)

                        By:        /s/ Muchael E. Schroer
                            Name:  Michael E. Schroer
                            Title:    Managing Partner

                                    EXHIBIT A

                       American Fidelity Assurance Company
                      American Fidelity Dual Strategy Fund
                              Investment Guidelines

I.   INVESTMENT OBJECTIVES:

     The Fund's investment objectives are, primarily, long-term growth of capital and, secondarily, the production of income. Such objectives do not preclude infrequent investments for short-term capital appreciation.

     The Fund normally invests in a diversified portfolio consisting primarily of common stocks based upon an assessment of particular industries or companies. The Fund attempts to maintain sufficient cash balances to meet variable annuity contract payments. The Fund's assets may be held in cash or cash equivalents or in United States Government securities for this purpose. The Fund does not engage in the purchase or sale of puts, calls or other options or in writing such options.

     The Sub-Advisor, after consulting with the Advisor and obtaining Advisor approval, may determine that prevailing market and economic conditions indicate that investments other than common stocks may be advantageous, in which event investments may be made on a short-term basis in United States Government securities, bonds, notes or other evidences of indebtedness, issued publicly, of a type customarily purchased for investment by institutional investors.

II.  FUNDAMENTAL POLICIES:

     The Sub-Advisor must comply with the following Investment Guidelines:

     A. Not more than five percent (5%) of the value of the Investment Assets placed with the Sub-Advisor will be invested in securities of any one issuer, except obligations of the United States Government and instrumentalities thereof.

     B. Not more than ten percent (10%) of the voting securities of any one issuer will be acquired.

     C. Not more than twenty-five (25%) of the value of the Investment Assets placed with the Sub-Advisor will be invested in any one industry.

     D.   No borrowings will be made.

     E. The Sub-Advisor will ensure that the Fund does not act as an underwriter of securities of other issuers.

     F. Investment in real estate will be limited to shares of real estate investment trusts investing in equity real estate, up to seven percent (7.0%) of Investment Assets placed with the Sub-Advisor. Investment in private placements and other illiquid assets will not be made.

     G.   No purchase of commodities or commodity contracts will be effected.

     H. The Fund will not engage in the purchase or sale of puts, calls or other options or in writing such options.

     I. Loans will not be made except through the acquisition of publicly traded bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors.

     J. Investment will not be made in the securities of a company for the purpose of exercising management or control.

     K. Investment in securities of other investment companies will not be made except for money market funds. Up to ten percent (10%) of Investment Assets placed with the Sub-Advisor may be invested in money market funds, provided that not more than three percent (3%) of the total outstanding voting stock of any one investment company may be held.

     L. Although the Fund does not intend to engage to a large extent in short-term trading, the Sub-Advisor may make investments for the purpose of seeking short-term capital appreciation.

     M. Investments in repurchase agreements will be limited to the top thirty-five (35) U.S. banks, by deposits, that are rated at least "B/C" by Keefe, Bruyette, Woods, a national bank rating agency or a comparable rating from a similar bank rating service. Additionally, there must be an appropriate amount of excess collateralization depending upon the length of the agreement, to protect against downward market fluctuation and the Fund must take delivery of the collateral. The market value of the securities held as collateral will be valued daily. In the event the market value of the collateral falls below the repurchase price, the bank issuing the repurchase agreement will be required to provide additional collateral sufficient to cover the repurchase price.

     N.   Short sales of securities will not be made.

     O. Purchases will not be made on margin, except for such short-term credits necessary for the clearance of transactions.

     P. Investments in high-yield or non-investment grade bonds will not be made.

     Q. Investments in the equity securities of foreign corporations will be limited to American Depositary Receipts ("ADRs"), other depositary receipts and ordinary shares which are denominated in U.S. dollars and publicly traded in the United States. Not more than thirty-five percent (35%) of the Investment Assets placed with the Sub-Advisor will be invested in foreign issuers. In addition, not more than twenty percent (20%) of the Investment Assets placed with the Sub-Advisor will be invested in issuers from any one foreign country. ADRs or other depositary receipts must be issued by the Bank of New York, Morgan Guaranty or Citibank. Depositary receipts issued by other institutions must be approved in advance by the Advisor.

III. OTHER INVESTMENT GUIDELINES:

     The following Guidelines are additional rules that the Sub-Advisor must follow:

     A. The Sub-Advisor should generally conform to these issuer guidelines with exceptions noted at the time of purchase and variances reviewed annually with the Board of Directors of the Fund.

          1. A minimum market capitalization of one billion dollars ($1,000,000,000) at the time of purchase.

          2. Audited financial statements for at least three (3) years of operation.

          3. Fifty million dollars ($50,000,000) or more in stockholders equity.

     B.   Lending of securities will not be permitted.

     C. The Fund will not invest in the securities of tobacco-producing companies.

     D. InvesTrust, N.A., or another custodian chosen by the Advisor, shall be the Custodian of all Investment Assets placed with the Sub-Advisor. The Sub-Advisor must ensure that duplicate brokerage confirmations of all transactions are sent to the Custodian and the Advisor.

     E. All money market funds used by the Sub-Advisor for a portion of Investment Assets placed with the Sub-Advisor must be approved in advance by the Advisor.

     F. The money market funds (cash) used by the Sub-Advisor for a portion of Investment Assets must have a balance at all times equal to at least one percent (1.0%), but not more than three percent (3.0%), of the market value of Investment Assets placed with the Sub-Advisor.

     G. All brokers used by the Sub-Advisor to execute transactions for the Fund must have a commercial paper rating of A1/P1 by Moody's and Standard & Poor's unless approved in advance by the Advisor.

                             Appendix 1 to Exhibit A

     This Appendix 1 to Exhibit A is provided in order to clarify certain matters with regard to the Fund's Investment Guidelines. The numbers below refer to the corresponding numbers in the Investment Guidelines.

          III.C - Companies in which investment is prohibited are identified on Attachment (a) to this Appendix.

          III.G - Advisor approves the brokers identified on Attachment (b) to this Appendix.

                          Attachment (a) to Appendix 1



Company                                                        Ticker
-------                                                        ------
(including any successors or assignees that are tobacco-producing companies)

DIMON CORP                                                       AOI
B.A.T. INDUSTRIES PLC                                            BTI
LOEWS CORP CAROLINA GRP                                           CG
DIMON CORP                                                       DMN
ALTRIA GROUP, INC.                                                MO
REYNOLDS AMERICAN INC                                            RAI
SCHWEITZER MAUD                                                  SWM
UST, INC.                                                        UST
UNIVERSAL CORPORATION                                            UVV
VECTOR GROUP                                                     VGR
WELLSTONE FILTER                                                 WLSF
ALEC BRADLEY CIGAR CORP                                        ABDC.OB
GALLAHER                                                         GLH
IMPERIAL TOBACCO                                                 ITY
STAR SCIENTIFIC                                                  STSI

                          Attachment (b) to Appendix 1

                                                                  CP
Broker                                                          Rating
------                                                          ------

BNY                                                             A-1/P1
Robinson Humphrey                                                N/A
Direct Trade                                                     N/A
UNX                                                              N/A
Gordon Haskett                                                   N/A
Goldman Sachs                                                  A-1+/P-1
Merrill                                                        A-1+/P-1
Jefferies                                                        N/A
Greentree Brokerage                                              N/A

                                    EXHIBIT B

                                  Fee Schedule

     Pursuant to Section 7 of the foregoing Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") made as of October 3, 2005, among American Fidelity Dual Strategy Fund (the "Fund"), American Fidelity Assurance Company (the "Advisor") and The Renaissance Group LLC (d/b/a Renaissance Investment Management) (the "Sub-Advisor"), the parties thereto agree as follows:

     For services under the Sub-Advisory Agreement, the Sub-Advisor shall be entitled to receive from the Advisor a quarterly fee in an amount equal to 0.105% of the current value of the Investment Assets as of the close of the last trading day of March, June, September and December (0.42% on an annual basis).

     The parties agree that this Fee Schedule is intended to serve as an interim Fee Schedule, pending approval of the Sub-Advisory Agreement by the shareholders of the Fund in accordance with the Investment Company Act of 1940. The parties further agree that this Fee Schedule may not be amended until after such shareholder approval has been obtained.

     Upon obtaining the requisite shareholder approval, this Fee Schedule shall be amended and restated to reflect a quarterly fee in an amount equal to 0.12% of the current value of the Investment Assets as of the close of the last trading day of March, June, September and December (0.48% on an annual basis).

     Dated as of the day and year first above written.

FUND:                           AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                                By:        /s/ John W. Rex
                                    Name:  John W. Rex
                                    Title:  President

ADVISOR:                        AMERICAN FIDELITY ASSURANCE COMPANY

                                By:        /s/ John W. Rex
                                    Name:  John W. Rex
                                    Title:  President

SUB-ADVISOR:                    THE RENAISSANCE GROUP LLC
                                (d/b/a Renaissance Investment Management)

                                By:       /s/ Michael E. Schroer
                                    Name: Michael E. Schroer
                                    Title: Managing Partner

                                    APENDIX B

                          WEDGE Sub-Advisory Agreement

                             Sub-Advisory Agreement

     This Sub-Advisory Agreement (the "Agreement") is effective as of October 3, 2005, by and among American Fidelity Dual Strategy Fund, Inc., a Maryland corporation (the "Fund"), American Fidelity Assurance Company, an insurance company organized under the laws of the State of Oklahoma (the "Advisor"), and Wedge Capital Management LLP (the "Sub-Advisor").

                                    RECITALS

     A. The Fund is engaged in business as an open-end, diversified management company and is registered as such under the Investment Company Act.

     B. The Advisor has entered into Management and Investment Advisory Agreement dated as of May 1, 2003 with the Fund (the "Advisory Agreement"), pursuant to which the Advisor acts as investment advisor to the Fund.

     C. The Sub-Advisor is engaged principally in the business of rendering investment advisory services and is registered as an investment advisor under the Investment Advisers Act.

     D. The Advisor and the Fund desire for the Sub-Advisor to furnish investment advisory services to the Advisor and the Fund with respect to certain assets of the Fund, and the Sub-Advisor is willing to render such investment advisory services.

                                    AGREEMENT

     The parties agree as follows:

     1. DEFINITIONS: Unless otherwise defined in this Agreement, capitalized terms shall have the meanings commonly ascribed to them in the federal securities laws and related rules and regulations. In addition, the following terms shall mean:

          (a) Advisor: As defined in the introductory paragraph of this Agreement.

          (b) Custodian: InvesTrust, N.A. a special purpose bank chartered by the Office of the Comptroller of the Currency.

          (c) Fund: As defined in the introductory paragraph of this Agreement.

          (d) Investment Advisers Act: The Investment Advisers Act of 1940, as amended.

          (e) Investment Assets: Those assets of the Fund as the Advisor and the Fund shall specify in writing, from time to time, including cash, stocks, bonds and other securities that the Advisor deposits with the Custodian and places under the investment supervision of the Sub-Advisor, together with any assets that are added at a subsequent date or which are received as a result of the sale, exchange or transfer of such Investment Assets.

          (f) Investment Company Act: The Investment Company Act of 1940, as amended.

          (g) Majority Vote of Shareholders: The vote, in accordance with
Section 2(a)(42) of the Investment Company Act, at an annual or a special meeting of the Shareholders of: (i) sixty-seven percent (67%) or more of the voting securities present at the meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than fifty percent (50%) of the outstanding voting securities of the Fund, whichever is less.

          (h) SEC: The Securities and Exchange Commission.

          (i) Securities Act: The Securities Act of 1933, as amended.

          (j) Securities Exchange Act: The Securities Exchange Act of 1934, as amended.

          (k) Shareholders: The beneficial owners of the Fund's securities.

          (l) Sub-Advisor: As defined in the introductory paragraph of this Agreement.

     2. APPOINTMENT OF THE SUB-ADVISOR. Effective as of the date hereof, the Advisor hereby appoints the Sub-Advisor to serve as investment advisor to the Advisor with respect to the Investment Assets of the Fund, and the Sub-Advisor accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement.

     3. THE INVESTMENT ASSETS. Subject to supervision by the Advisor and the Fund's Board of Directors, the Sub-Advisor shall manage the investment operations of the Investment Assets. The Advisor may make additions to or withdrawals from the Investment Assets in any amounts the Advisor determines appropriate or necessary.

     4. CUSTODIANSHIP OF THE INVESTMENT ASSETS. The Investment Assets have been deposited with the Custodian and are maintained by the Custodian in safekeeping on its premises, in a recognized clearing corporation, or in the Federal Reserve book-entry system, in the name of the Fund, the Custodian or the clearing corporation, or in the nominee name of any of these. The Advisor will give the Sub-Advisor prior notice if any other entity is appointed to serve as Custodian for the Investment Assets. The term "Custodian" includes all successors to the presently serving Custodian. The Sub-Advisor shall have no responsibility or liability for custody arrangements or for the actions or omissions of the Custodian.

     5. MANAGEMENT OF INVESTMENT ASSETS.

          5.1 GENERAL POWERS AND DUTIES.

               (a) General. For the term of this Agreement, the Sub-Advisor, subject to the provisions of Sections 3 and 5.2 of this Sub-Advisory Agreement, has complete discretion and authority in the investment and reinvestment of the Investment Assets. Subject to specific written instructions of the Advisor, the Sub-Advisor must determine what securities or other property will be acquired, held, or disposed of and, subject to the provisions of Section 5.4 of this Agreement, what portion of the Investment Assets will be held uninvested. The Sub-Advisor's investment and reinvestment authority includes, without limitation, authority to purchase, sell, exchange, convert, trade, and generally to deal in the Investment Assets.

               (b) Instructions to Custodian. The Sub-Advisor is hereby authorized to give instructions to the Custodian with respect to the consummation of transactions on behalf of the Advisor in the Investment Assets, and the Sub-Advisor has authority to direct the Custodian with respect to the investment and management of the Investment Assets. The Custodian is hereby authorized to act in response to instructions given by the Sub-Advisor. The Advisor agrees to take any action and deliver any certificates reasonably necessary to confirm this authorization to the Custodian.

               (c) Voting Rights. The Sub-Advisor's authority includes the exercise of all voting rights pertaining to the Investment Assets. The Sub-Advisor has the duty to maintain accurate records as to any vote or action taken with respect to any stock or other securities which are part of the Investment Assets and to take such further action as may be necessary for the Fund to participate fully in any transaction undertaken by issuers of Investment Assets.

          5.2 INVESTMENT POLICY. Investment objectives, policies and other guidelines for the management of the Investment Assets, including requirements as to diversification, are set forth in Exhibit A to this Agreement. The Sub-Advisor must discharge its duties hereunder in accordance with these guidelines as revised or supplemented in separate written instructions provided from time to time by the Advisor or the Fund's Board of Directors.

          5.3 PRUDENCE AND DIVERSIFICATION. The Sub-Advisor must discharge its duties under this Sub-Advisory Agreement at all times with the care, skill, prudence and diligence that a prudent person acting in a like capacity and familiar with such matters would use in conducting an enterprise of a like character and with like aims.

          5.4 MINIMUM LIQUIDITY REQUIREMENTS. The Advisor will give the Sub-Advisor reasonable advance notice of any cash requirements from the Investment Assets, and the Sub-Advisor will maintain in cash or cash equivalents sufficient assets to meet such cash requirements.

          5.5 BROKERS AND DEALERS.

               (a) Instructions. The Sub-Advisor is hereby empowered to issue orders directly to a broker or dealer for the purchase, sale or exchange of securities with respect to the Investment Assets. The Sub-Advisor must give the Custodian and the Advisor prompt written notification of each such execution in accordance with the provisions of Section 6.1 of this Agreement, and the Sub-Advisor must instruct the broker or dealer to forward copies of the confirmation of the execution of the order to the Custodian and the Advisor.

               (b) Selection of Securities Brokers and Dealers. The Sub-Advisor may select and employ securities brokers and dealers to effect any securities transactions concerning the investment management of the Investment Assets. In selecting brokers and dealers and placing orders with them, the Sub-Advisor must use its commercially reasonable best efforts to obtain for the Investment Assets the most favorable net price and "best execution" available, except to the extent otherwise provided by Section 28(e) of the Securities Exchange Act or by other applicable law; provided, however, in seeking the best execution available with respect to securities transactions involving the Investment Assets, the Sub-Advisor shall give consideration to the overall quality of brokerage and research services provided, it being understood and agreed that "best execution" is not limited to obtaining the lowest commission for each transaction. Notwithstanding anything in this subsection to the contrary, the Advisor may instruct the Sub-Advisor in writing to engage securities brokers and dealers specified by the Advisor to effect, with respect to the Investment Assets, securities transactions or particular securities transactions, and the Sub-Advisor must act in accordance with those instructions, provided the broker appears on Sub-Advisor's list of approved brokers. The Sub-Advisor will not be responsible or liable for any acts or omissions by any broker or dealer selected pursuant to this subsection; provided that, the Sub-Advisor has acted reasonably in the exercise of due care in the selection of the broker or dealer and has not otherwise directly or indirectly participated in those acts or omissions by the broker or dealer.

               (c) Affiliated Brokers. Unless authorized in writing by the Advisor, neither the Sub-Advisor nor any parent, subsidiary or related firm, individual or other entity related to the Sub-Advisor will act as a securities broker with respect to any purchase or sale of securities made on behalf of the Fund.

          5.6 OTHER ACCOUNTS OF THE SUB-ADVISOR. It is understood that the Sub-Advisor performs investment advisory services for various clients and accounts other than the Advisor. The Sub-Advisor may give advice and take action in the performance of its duties with respect to other clients or accounts that may be the same as or may differ from the timing or nature of action taken with respect to the Investment Assets, provided that the Sub-Advisor allocates to the Investment Assets, to the extent practicable and except as contemplated on
Schedule 5.6, opportunities to acquire or dispose of investments over a period of time on a basis no less favorable than its allocation of such opportunities to other clients and accounts and seeks over a period of time to obtain comparable execution of similar transactions among its clients. Advisor acknowledges and agrees that Sub-Advisor may aggregate purchase or sale orders for the Fund with purchase or sale orders for the same security for other clients' accounts where such aggregation is likely to result generally in a more favorable net result for its clients; however, Sub-Advisor is under no obligation to aggregate orders. It is understood that the Sub-Advisor will not have any obligation to purchase or sell, or to recommend for purchase or sale, for the Fund any security which the Sub-Advisor, its principals, affiliates or employees may purchase or sell for its or their own accounts or for the account of any other client, if in the opinion of the Sub-Advisor such transaction or investment appears unsuitable, impractical or undesirable for the Fund.

          5.7 LIABILITY OF SUB-ADVISOR. The Sub-Advisor shall act in good faith in rendering services in connection with this Agreement. Nothing contained herein shall make the Sub-Advisor be liable for any loss incurred by the Fund in connection with services provided by the Sub-Advisor in accordance with this Agreement so long as the Sub-Advisor acts in good faith and fulfills its duties under this Agreement; provided, however, that nothing herein shall protect the Sub-Advisor against liability to the Fund to which the Sub-Advisor would otherwise be subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement. Nothing in this Agreement shall protect the Sub-Advisor from any liabilities which it may have under the Securities Act, the Investment Company Act or the Investment Advisers Act.

     6. INFORMATION AND REPORTS.

          6.1 REPORTS TO ADVISOR. The Sub-Advisor must submit a daily written report to the Advisor promptly following the close of regular trading on the New York Stock Exchange detailing the actions taken by the Sub-Advisor under this Agreement during that day. The report must contain the information in the form that the Advisor has or will from time to time specify. In addition, the Sub-Advisor must provide other reports on the performance of the Investment Assets at such times, for such periods and in such form as the Advisor or the Fund's Board of Directors reasonably request.

          6.2 RECORDS AND ACCOUNTS. The Sub-Advisor must keep accurate and detailed records and accounts of the Investment Assets and of all receipts, disbursements and other transactions affecting the Investment Assets. The Sub-Advisor will make all its records, accounts and documents relating to the Investment Assets available at all reasonable times and under reasonable conditions for inspection and audit by any person or persons designated by the Advisor or the Fund's Board of Directors.

          6.3 CODE OF ETHICS. The Sub-Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 of the Investment Company Act and Rule 204A-1 of the Investment Advisers Act (the "Code of Ethics") and has provided a copy of such Code of Ethics to the Fund; Sub-Advisor agrees to provide a copy of the Code of Ethics to the Fund promptly after any material changes are made. Within 20 days of the end of the second and fourth calendar quarters, the Chief Compliance Officer of the Sub-Advisor shall certify to the Fund that, with regard to the two most recently completed calendar quarters:

               (a) The Sub-Advisor has provided to the Fund the Sub-Advisor's Code of Ethics that is in effect;

               (b) The Sub-Advisor has complied with the requirements of Rule 17j-1 and Rule 204A-1;

               (c) The Sub-Advisor has adopted procedures reasonably necessary to prevent its "Access Persons" (as defined in Rule 17j-1 of the Investment Company Act) from violating the Code of Ethics; and

               (d) There have been no violations of the Code of Ethics or, if any violation has occurred, the nature of such violation and of the action taken in response to such violation.

          6.4 COMPLIANCE PROGRAM. The Sub-Advisor has adopted written policies and procedures in compliance with the requirements of Rule 38a-1 of the Investment Company Act and Rule 206(4)-7 of the Investment Advisers Act (the "Compliance Procedures") and has provided a copy of such Compliance Procedures to the Fund; Sub-Advisor agrees to provide a copy of the Compliance Procedures to the Fund promptly after any material changes are made. Within 20 days of the end of the second and fourth calendar quarters, the Chief Compliance Officer of the Sub-Advisor shall certify that:

               (a) The Sub-Advisor has provided to the Fund the Sub-Advisor's Compliance Procedures that are in effect at that time;

               (b) The Sub-Advisor has reviewed, during the preceding 12-month period, the adequacy of its Compliance Procedures and the effectiveness of the implementation of the Compliance Procedures;

               (c) The Compliance Procedures are reasonably designed to prevent violation, by the Sub-Advisor and its Supervised Persons, of the Federal Securities Laws, including the Investment Advisers Act and related rules issued by the SEC; and

               (d) With regard to the two most recently completed calendar quarters, there have been no violations of the Compliance Procedures or, if any violation has occurred, the nature of such violation and of the action taken in response to such violation.

          6.5 PROXY VOTING RECORDS AND POLICY.

               (a) The Sub-Advisor has adopted and implemented written policies and procedures pursuant to Rule 206(4)-6 of the Investment Advisers Act that are reasonably designed to ensure that the Sub-Advisor votes client securities in the best interest of its clients (the "Proxy Voting Policy") and the Sub-Advisor has provided a copy of such Proxy Voting Policy to the Fund; Sub-Advisor agrees to provide a copy of the Proxy Voting Policy to the Fund promptly after any material changes are made.

               (b) Sub-Advisor agrees to provide to the Fund an accurate summary of any vote cast or proxy granted by the Sub-Advisor on behalf of the Fund (the "Voting Records"). Within 20 days of the end of the second and fourth calendar quarters, the Sub-Advisor shall provide the Voting Records in the form specified in writing to the Sub-Advisor by the Fund, and the Sub-Advisor's Chief Compliance Officer shall certify that, with regard to the two most recently completed calendar quarters:

               (c) The Voting Records accurately reflect the votes cast and proxies granted by the Sub-Advisor on behalf of the Fund during the preceding two quarters, each of which vote or proxy was cast or granted in compliance with the Sub-Advisor's Proxy Voting Policy; and

               (d) The Sub-Advisor has provided to the Fund the Sub-Advisor's Proxy Voting Policy that is in effect.

          6.6 FORM ADV. Advisor acknowledges receipt of Sub-Advisor's Disclosure Statement, as required by Rule 204-3 under the Investment Advisers Act of 1940, prior to the execution of this Agreement. If provided less than 48 hours prior to the date of execution of this Agreement, Advisor shall have the option to terminate this Agreement without penalty in writing within five business days after that date of execution; provided, however, that any investment action taken by Sub-Advisor with respect to the Investment Assets prior to the effective date of such termination shall be at the Fund's risk. The Sub-Advisor agrees to provide a copy of its current Form ADV (Parts I and II) to the Fund within 90 days of the end of each calendar year.

          6.7 EXCHANGE OF INFORMATION. The Advisor and the Sub-Advisor agree to provide the information that the Sub-Advisor or the Advisor, as the case may be, reasonably requests to enable it to carry out its duties, obligations and responsibilities under this Agreement or applicable law.

          6.8 INFORMATION TO BE CONFIDENTIAL. All information and advice furnished to or obtained by the Advisor or the Sub-Advisor under or in connection with this Agreement will be treated as confidential and will not be disclosed to third parties except as required by law. This provision must not be construed to limit the Advisor's or the Fund's ability to comply with the disclosure obligations of an investment company to its securities holders under the federal securities laws. Notwithstanding the foregoing, the Fund agrees to allow Sub-Advisor to inform others that they are a client of Sub-Advisor by appearance on a representative list or other means.

     7. FEE PAYABLE TO SUB-ADVISOR. For services provided under this Agreement, the Sub-Advisor is entitled to receive from the Advisor a fee that is calculated as a percentage of the current value of the Investment Assets, as set forth in the Fee Schedule attached as Exhibit B. The parties agree that the Fee Schedule can be modified from time to time in accordance with the Investment Company Act upon approval in writing by the parties. The fee payable to the Sub-Advisor shall be calculated as of the close of the last trading day of March, June, September and December. This fee is payable in arrears as soon as practicable, but not more than ten business days, after the last day of each calendar quarter.

     8. MEETINGS WITH ADVISOR AND FUND. A representative of the Sub-Advisor will personally meet with the Investment Committee of the Advisor or its designated representative as reasonably requested by the Advisor to explain the investment and management activities of the Sub-Advisor and any reports related thereto, at such times as may be mutually agreed upon by the Sub-Advisor and the Advisor. In addition, upon request, each year, a representative of the Sub-Advisor will attend one or more of the meetings of the Fund's Board of Directors and will be prepared to discuss the Sub-Advisor's economic outlook, investment strategy, individual holdings included in the Investment Assets and such other related matters as the Board of Directors requests.

     9. INDEMNIFICATION. In addition to any other rights the Advisor or the Fund may have against the Sub-Advisor, the Sub-Advisor will indemnify the Advisor and the Fund and hold them harmless with respect to any loss or damage, or costs or expenses suffered by them as a result of (i) the Sub-Advisor's failure to provide notice within one day to the Advisor or the Fund of any trade, transfer, exchange, redemption or other corporate action that occurs with regard to a portfolio security held by the Fund, or (ii) a breach by the Sub-Advisor of this Agreement, or (iii) the willful misfeasance, bad faith or gross negligence of the Sub-Advisor, or (iv) the willful misfeasance, bad faith or gross negligence of any of the Sub-Advisor's employees, or agents acting under its supervision or control performing any of its obligations and duties or (v) by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement, the Investment Advisers Act or any other applicable law or regulation; provided, the Sub-Advisor shall have no responsibility or liability for any loss incurred by reason of any act or omission of the Advisor or the Custodian.

     10. AMENDMENT. This Agreement may be amended at any time by written agreement of the parties, provided that any material amendment will not be effective unless approved in accordance with the Investment Company Act.

     11. TERM AND TERMINATION.

          11.1 TERM.

               (a) Effective Date. Except as set forth in sub-section (c) below, this Agreement shall become effective upon approval by a Majority Vote of Shareholders in accordance with the Investment Company Act (the "Effective Date").

               (b) Duration. Unless sooner terminated as provided herein, this Agreement shall continue in effect for an initial period of one year from the Effective Date, and it shall continue in effect from year to year, but only so long as such continuance is specifically approved at least annually in accordance with the Investment Company Act.

               (c) Interim Term. This Agreement shall be effective on a temporary interim basis from the day and year first written above until the earlier of 150 days after such date or until it has been approved or rejected by the Fund's shareholders in accordance with the Investment Company Act. With regard to the provisions herein, except for this subsection 11.1, the effective date of the interim period of this Sub-Advisory Agreement shall have the same effect as if it were the Effective Date, as defined above.

          11.2 TERMINATION.

               (a) Automatic Termination. This Agreement shall automatically terminate in the event of its assignment, within the meaning of Section 15(a) of the Investment Company Act, unless an order of the SEC is issued exempting such assignment. If at any time the Sub-Advisor ceases to be an "investment advisor" in accordance with the Investment Advisers Act, this Agreement will automatically terminate. No penalty or payment of any kind by the Advisor will be due upon an automatic termination

               (b) Termination by Advisor, Board of Directors of the Fund or Shareholders of the Fund. This Agreement may be terminated at any time, upon written notice to the Sub-Advisor, without payment of any penalty, by the Advisor, the Board of Directors of the Fund or by a Majority Vote of Shareholders. Notwithstanding that the effective date of any such termination may be fewer than 30 days after the date of notice of termination, the Sub-Advisor shall be compensated for 30 days after the date of notice of termination, and such compensation shall not constitute payment of a penalty in connection with such termination. Any compensation paid pursuant to this subsection 11.2(b) shall be calculated based on the Investment Assets as of the effective date of the termination.

               (c) Termination By Sub-Advisor. The Sub-Advisor may terminate this Agreement at any time upon 30 days' prior written notice to the Advisor and the Fund.

               (d) Prorated Fee. If this Sub-Advisory Agreement shall terminate at any time other than at the end of a calendar quarter, the Sub-Advisor shall be entitled to receive the fee set forth in Section 7 hereof for the portion of the quarter elapsed prior to the date of termination, prorated on a daily basis.

     12. MISCELLANEOUS.

          12.1 ERRORS AND OMISSIONS POLICY. The Sub-Advisor agrees that, at its sole expense, it will maintain an errors and omissions insurance policy that covers the acts, errors and omissions by the Sub-Advisor and its employees and agents during the term of this Agreement. Upon request of the Advisor, the Sub-Advisor will promptly provide evidence of such insurance.

          12.2 GOVERNING LAW; SEVERABILITY. This Agreement and its performance shall be governed by and construed in accordance with the applicable laws of the United States and, to the extent permitted by such laws, with the laws of the State of Oklahoma. In case any provision of this Agreement is held illegal or invalid for any reason, that illegality or invalidity will not affect the remaining provisions of this Agreement but will be fully severable, and this Agreement will be construed and enforced as if the illegal or invalid provision had not been included herein.

          12.3 NOTICES. Unless the parties otherwise agree, all notices, instructions and advice with respect to matters contemplated by this Agreement must be in writing and are effective when received. Delivery must be made personally, by registered or certified mail, return receipt requested, overnight courier or confirmed facsimile and addressed as follows:

     Advisor:                       American Fidelity Assurance Company
                                    P.O. Box 25523
                                    Oklahoma City, Oklahoma 73106
                                    Attention:  Investment Department
                                    Telephone:  (xxx) xxx-xxxx
                                    Facsimile:  (xxx) xxx-xxxx

     Fund:                          American Fidelity Dual Strategy Fund, Inc.
                                    2000 Classen Boulevard
                                    Oklahoma City, Oklahoma  73106
                                    Attention:  Chief Compliance Officer
                                    Telephone:  (xxx) xxx-xxxx
                                    Facsimile:  (xxx) xxx-xxxx

                                    With copies to:

                                    Jennifer Wheeler
                                    McAfee & Taft A Professional Corporation
                                    Two Leadership Square
                                    211 North Robinson, 10th Floor
                                    Oklahoma City, Oklahoma  73102
                                    Telephone:  (xxx) xxx-xxxx
                                    Facsimile:  (xxx) xxx-xxxx
                                    Email:  jennifer.wheeler@mcafeetaft.com

     Sub-Advisor:                   Wedge Capital Management LLP
                                    301 South College Street, Suite 2920
                                    Charlotte, North Carolina  28202
                                    Attention:  John G. Norman,
                                                Executive Vice President
                                    Telephone:  (xxx) xxx-xxxx
                                    Facsimile:  (xxx) xxx-xxxx

Any party may change any of the above information by providing notice to the other parties in the manner set forth above. All reports required to be delivered by the Sub-Advisor to the Advisor pursuant to Section 6.1 of this Agreement must be delivered in the manner specified from time to time by the Advisor.

          12.4 COMPLIANCE WITH LAWS. Nothing in this Agreement shall be deemed to authorize the Sub-Advisor to effect any transactions in contravention of its fiduciary obligations, duties or responsibilities under the Investment Advisers Act, this Agreement or any other applicable federal or state laws or regulations (including all applicable securities laws and regulations) or the rules of any national securities exchange. The Sub-Advisor will at all times comply with the Investment Advisers Act and other applicable laws, regulations and rules in performing its duties under this Agreement.

          12.5 NOTICE OF PARTNERSHIP CHANGES. Sub-Advisor will notify Fund of any change in the membership of its partnership within a reasonable time after such change.

          12.6 W-9. Advisor authorizes Sub-Adviser to execute and deliver for the Fund IRS Form W-9 (Request for Taxpayer Identification Number and Certification). The Fund is not now (and will promptly notify Sub-Advisor should it become) subject to back-up withholding.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Sub-Advisory Agreement to be executed as of the day and year first above written. Each party represents that it is duly authorized and empowered to enter into and perform this Agreement.

FUND:                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                        By:       /s/ John W. Rex
                            Name: John W. Rex
                            Title: President

ADVISOR:                AMERICAN FIDELITY ASSURANCE COMPANY

                        By:       /s/ John W. Rex
                            Name: John W. Rex
                            Title: President

SUB-ADVISOR:            WEDGE CAPITAL MANAGEMENT LLP

                        By:       /s/ R. Michael James
                            Name: R. Michael James
                            Title: General Partner

                                  Schedule 5.6

                          Other Accounts of Sub-Advisor

     Sub-Advisor, at its sole discretion, may execute transactions relating to the Investment Assets separately from, and subsequent to, transactions relating to assets held on behalf of other clients in order to accommodate the Fund's Investment Guidelines that necessitate manual, rather than electronic, review by the Sub-Advisor.

                                    EXHIBIT A

                       American Fidelity Assurance Company
                      American Fidelity Dual Strategy Fund
                              Investment Guidelines

I.   INVESTMENT OBJECTIVES:

     The Fund's investment objectives are, primarily, long-term growth of capital and, secondarily, the production of income. Such objectives do not preclude infrequent investments for short-term capital appreciation.

     The Fund normally invests in a diversified portfolio consisting primarily of common stocks based upon an assessment of particular industries or companies. The Fund attempts to maintain sufficient cash balances to meet variable annuity contract payments. The Fund's assets may be held in cash or cash equivalents or in United States Government securities for this purpose. The Fund does not engage in the purchase or sale of puts, calls or other options or in writing such options.

     The Sub-Advisor, after consulting with the Advisor and obtaining Advisor approval, may determine that prevailing market and economic conditions indicate that investments other than common stocks may be advantageous, in which event investments may be made on a short-term basis in United States Government securities, bonds, notes or other evidences of indebtedness, issued publicly, of a type customarily purchased for investment by institutional investors.

II.  FUNDAMENTAL POLICIES:

     The Sub-Advisor must comply with the following Investment Guidelines:

     A. Not more than five percent (5%) of the value of the Investment Assets placed with the Sub-Advisor will be invested in securities of any one issuer, except obligations of the United States Government and instrumentalities thereof.

     B. Not more than ten percent (10%) of the voting securities of any one issuer will be acquired.

     C. Not more than twenty-five (25%) of the value of the Investment Assets placed with the Sub-Advisor will be invested in any one industry.

     D.   No borrowings will be made.

     E. The Sub-Advisor will ensure that the Fund does not act as an underwriter of securities of other issuers.

     F. Investment in real estate will be limited to shares of real estate investment trusts investing in equity real estate, up to seven percent (7.0%) of Investment Assets placed with the Sub-Advisor. Investment in private placements and other illiquid assets will not be made.

     G.   No purchase of commodities or commodity contracts will be effected.

     H. The Fund will not engage in the purchase or sale of puts, calls or other options or in writing such options.

     I. Loans will not be made except through the acquisition of publicly traded bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors.

     J. Investment will not be made in the securities of a company for the purpose of exercising management or control.

     K. Investment in securities of other investment companies will not be made except for money market funds. Up to ten percent (10%) of Investment Assets placed with the Sub-Advisor may be invested in money market funds, provided that not more than three percent (3%) of the total outstanding voting stock of any one investment company may be held.

     L. Although the Fund does not intend to engage to a large extent in short-term trading, the Sub-Advisor may make investments for the purpose of seeking short-term capital appreciation.

     M. Investments in repurchase agreements will be limited to the top thirty-five (35) U.S. banks, by deposits, that are rated at least "B/C" by Keefe, Bruyette, Woods, a national bank rating agency or a comparable rating from a similar bank rating service. Additionally, there must be an appropriate amount of excess collateralization depending upon the length of the agreement, to protect against downward market fluctuation and the Fund must take delivery of the collateral. The market value of the securities held as collateral will be valued daily. In the event the market value of the collateral falls below the repurchase price, the bank issuing the repurchase agreement will be required to provide additional collateral sufficient to cover the repurchase price.

     N.   Short sales of securities will not be made.

     O. Purchases will not be made on margin, except for such short-term credits necessary for the clearance of transactions.

     P. Investments in high-yield or non-investment grade bonds will not be made.

     Q. Investments in the equity securities of foreign corporations will be limited to American Depositary Receipts ("ADRs"), other depositary receipts and ordinary shares which are denominated in U.S. dollars and publicly traded in the United States. Not more than thirty-five percent (35%) of the Investment Assets placed with the Sub-Advisor will be invested in foreign issuers. In addition, not more than twenty percent (20%) of the Investment Assets placed with the Sub-Advisor will be invested in issuers from any one foreign country. ADRs or other depositary receipts must be issued by the Bank of New York, Morgan Guaranty or Citibank. Depositary receipts issued by other institutions must be approved in advance by the Advisor.

III. OTHER INVESTMENT GUIDELINES:

     The following Guidelines are additional rules that the Sub-Advisor must follow:

     A. The Sub-Advisor should generally conform to these issuer guidelines with exceptions noted at the time of purchase and variances reviewed annually with the Board of Directors of the Fund.

          1. A minimum market capitalization of one billion dollars ($1,000,000,000) at the time of purchase.

          2. Audited financial statements for at least three (3) years of operation.

          3. Fifty million dollars ($50,000,000) or more in stockholders equity.

     B.   Lending of securities will not be permitted.

     C. The Fund will not invest in the securities of tobacco-producing companies.

     D. InvesTrust, N.A., or another custodian chosen by the Advisor, shall be the Custodian of all Investment Assets placed with the Sub-Advisor. The Sub-Advisor must ensure that duplicate brokerage confirmations of all transactions are sent to the Custodian and the Advisor.

     E. All money market funds used by the Sub-Advisor for a portion of Investment Assets placed with the Sub-Advisor must be approved in advance by the Advisor.

     F. The money market funds (cash) used by the Sub-Advisor for a portion of Investment Assets must have a balance at all times equal to at least one percent (1.0%), but not more than three percent (3.0%), of the market value of Investment Assets placed with the Sub-Advisor.

     G. All brokers used by the Sub-Advisor to execute transactions for the Fund must have a commercial paper rating of A1/P1 by Moody's and Standard & Poor's unless approved in advance by the Advisor.

                             Appendix 1 to Exhibit A

     This Appendix 1 to Exhibit A is provided in order to clarify certain matters with regard to the Fund's Investment Guidelines. The numbers below refer to the corresponding numbers in the Investment Guidelines.

          II.B - Applies only to securities acquired on behalf of the Fund.

          II.Q - Advisor approves any institution that: (1) issues depositary receipts, and (2) is approved by Sub-Advisor.

          III.G - Advisor approves all brokers used by Sub-Advisor.

                                    EXHIBIT B

                                  Fee Schedule

     Pursuant to Section 7 of the foregoing Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") made as of October 3, 2005, among American Fidelity Dual Strategy Fund (the "Fund"), American Fidelity Assurance Company (the "Advisor") and Wedge Capital Management LLP (the "Sub-Advisor"), the parties thereto agree as follows:

     For services under the Sub-Advisory Agreement, the Sub-Advisor shall be entitled to receive from the Advisor a fee in an amount equal to 0.105% of the current value of the Investment Assets as of the close of the last trading day of March, June, September and December (0.42% on an annual basis).

     The parties agree that this Fee Schedule is intended to serve as an interim Fee Schedule, pending approval of the Sub-Advisory Agreement by the shareholders of the Fund in accordance with the Investment Company Act of 1940. The parties further agree that this Fee Schedule may not be amended until after such shareholder approval has been obtained.

     Upon obtaining the requisite shareholder approval, this Fee Schedule shall be amended and restated to reflect a fee in an amount equal to 0.50% per year on the first $25,000,000, 0.40% per year on the next $75,000,000 and 0.30% per year on all Investment Assets over $100,000,000. Fees will be billed quarterly in arrears, based on market value as of the last business day of the quarter. Sub-Adviser shall not be compensated on the basis of a share of capital gains upon, or capital appreciation of, the Investment Assets.

Dated as of the day and year first above written.

FUND:              AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                   By:       /s/ John W. Rex
                       Name: John W. Rex
                       Title:  President

ADVISOR:           AMERICAN FIDELITY ASSURANCE COMPANY

                   By:       /s/ John W. Rex
                       Name: John W. Rex
                       Title:  President

SUB-ADVISOR:       WEDGE CAPITAL MANAGEMENT LLP

                   By:       /s/ R. Michael James
                       Name: R. Michael James
                       Title: General Partner

                                    APENDIX C

                          Quest Sub-Advisory Agreement

                             Sub-Advisory Agreement
                        Quest Investment Management, Inc.

     This Sub-Advisory Agreement (the "Agreement") is effective as of May 1, 2006, by and among American Fidelity Dual Strategy Fund, Inc., a Maryland corporation (the "Fund"), American Fidelity Assurance Company, an insurance company organized under the laws of the State of Oklahoma (the "Advisor"), and Quest Investment Management, Inc. (the "Sub-Advisor").

                                    RECITALS

     A. The Fund is engaged in business as an open-end, diversified management company and is registered as such under the Investment Company Act.

     B. The Advisor has entered into Management and Investment Advisory Agreement dated as of May 1, 2003 with the Fund (the "Advisory Agreement"), pursuant to which the Advisor acts as investment advisor to the Fund.

     C. The Sub-Advisor is engaged principally in the business of rendering investment advisory services and is registered as an investment advisor under the Investment Advisers Act.

     D. The Advisor and the Fund desire for the Sub-Advisor to furnish investment advisory services to the Advisor and the Fund with respect to certain assets of the Fund, and the Sub-Advisor is willing to render such investment advisory services.

                                    AGREEMENT

     The parties agree as follows:

     1. DEFINITIONS: Unless otherwise defined in this Agreement, capitalized terms shall have the meanings commonly ascribed to them in the federal securities laws and related rules and regulations. In addition, the following terms shall mean:

          (a) Advisor: As defined in the introductory paragraph of this Agreement.

          (b) Custodian: InvesTrust, N.A. a special purpose bank chartered by the Office of the Comptroller of the Currency.

          (c) Fund: As defined in the introductory paragraph of this Agreement.

          (d) Investment Advisers Act: The Investment Advisers Act of 1940, as amended.

          (e) Investment Assets: Those assets of the Fund as the Advisor and the Fund shall specify in writing, from time to time, including cash, stocks, bonds and other securities that the Advisor deposits with the Custodian and places under the investment supervision of the Sub-Advisor, together with any assets that are added at a subsequent date or which are received as a result of the sale, exchange or transfer of such Investment Assets.

          (f) Investment Company Act: The Investment Company Act of 1940, as amended.

          (g) Majority Vote of Shareholders: The vote, in accordance with
     Section 2(a)(42) of the Investment Company Act, at an annual or a special meeting of the Shareholders of: (i) sixty-seven percent (67%) or more of the voting securities present at the meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than fifty percent (50%) of the outstanding voting securities of the Fund, whichever is less.

          (h) SEC: The Securities and Exchange Commission.

          (i) Securities Act: The Securities Act of 1933, as amended.

          (j) Securities Exchange Act: The Securities Exchange Act of 1934, as amended.

          (k) Shareholders: The beneficial owners of the Fund's securities.

          (l) Sub-Advisor: As defined in the introductory paragraph of this Agreement.

     2. APPOINTMENT OF THE SUB-ADVISOR. Effective as of the date hereof, the Advisor hereby appoints the Sub-Advisor to serve as investment advisor to the Advisor with respect to the Investment Assets of the Fund, and the Sub-Advisor accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement.

     3. THE INVESTMENT ASSETS. Subject to supervision by the Advisor and the Fund's Board of Directors, the Sub-Advisor shall manage the investment operations of the Investment Assets. The Advisor may make additions to or withdrawals from the Investment Assets in any amounts the Advisor determines appropriate or necessary, and the Advisor will provide notice of such additions and withdrawals to the Sub-Advisor.

     4. CUSTODIANSHIP OF THE INVESTMENT ASSETS. The Investment Assets have been deposited with the Custodian and are maintained by the Custodian in safekeeping on its premises, in a recognized clearing corporation, or in the Federal Reserve book-entry system, in the name of the Fund, the Custodian or the clearing corporation, or in the nominee name of any of these. The Advisor will give the Sub-Advisor prior notice if any other entity is appointed to serve as Custodian for the Investment Assets. The term "Custodian" includes all successors to the presently serving Custodian. The Sub-Advisor shall have no responsibility or liability for custody arrangements or for the actions or omissions of the Custodian.

     5. MANAGEMENT OF INVESTMENT ASSETS.

     5.1 GENERAL POWERS AND DUTIES.

          (a) General. For the term of this Agreement, the Sub-Advisor, subject to the provisions of Sections 3 and 5.2 of this Sub-Advisory Agreement, has complete discretion and authority in the investment and reinvestment of the Investment Assets. Subject to specific written instructions of the Advisor, the Sub-Advisor must determine what securities or other property will be acquired, held, or disposed of and, subject to the provisions of Section
     5.4 of this Agreement, what portion of the Investment Assets will be held uninvested. The Sub-Advisor's investment and reinvestment authority includes, without limitation, authority to purchase, sell, exchange, convert, trade, and generally to deal in the Investment Assets.

          (b) Instructions to Custodian. The Sub-Advisor is hereby authorized to give instructions to the Custodian with respect to the consummation of transactions on behalf of the Advisor in the Investment Assets, and the Sub-Advisor has authority to direct the Custodian with respect to the investment and management of the Investment Assets. The Custodian is hereby authorized to act in response to instructions given by the Sub-Advisor. The Advisor agrees to take any action and deliver any certificates reasonably necessary to confirm this authorization to the Custodian.

          (c) Voting Rights. The Sub-Advisor's authority includes the exercise of all voting rights pertaining to the Investment Assets. The Sub-Advisor has the duty to maintain accurate records as to any vote or action taken with respect to any stock or other securities which are part of the Investment Assets and to take such further action as may be necessary for the Fund to participate fully in any transaction undertaken by issuers of Investment Assets.

     5.2 INVESTMENT POLICY. Investment objectives, policies and other guidelines for the management of the Investment Assets, including requirements as to diversification, are set forth in Exhibit A to this Agreement. The Sub-Advisor must discharge its duties hereunder in accordance with these guidelines as revised or supplemented in separate written instructions provided from time to time by the Advisor or the Fund's Board of Directors.

     5.3 PRUDENCE AND DIVERSIFICATION. The Sub-Advisor must discharge its duties under this Sub-Advisory Agreement at all times with the care, skill, prudence and diligence that a prudent person acting in a like capacity and familiar with such matters would use in conducting an enterprise of a like character and with like aims.

     5.4 MINIMUM LIQUIDITY REQUIREMENTS. The Advisor will give the Sub-Advisor reasonable advance notice of any cash requirements from the Investment Assets, and the Sub-Advisor will maintain in cash or cash equivalents sufficient assets to meet such cash requirements.

     5.5 BROKERS AND DEALERS.

          (a) Instructions. The Sub-Advisor is hereby empowered to issue orders directly to a broker or dealer for the purchase, sale or exchange of securities with respect to the Investment Assets. The Sub-Advisor must give the Custodian and the Advisor prompt written notification of each such execution in accordance with the provisions of Section 6.1 of this Agreement, and the Sub-Advisor must instruct the broker or dealer to forward copies of the confirmation of the execution of the order to the Custodian and the Advisor.

          (b) Selection of Securities Brokers and Dealers. The Sub-Advisor may select and employ securities brokers and dealers to effect any securities transactions concerning the investment management of the Investment Assets. In selecting brokers and dealers and placing orders with them, the Sub-Advisor must use its commercially reasonable best efforts to obtain for the Investment Assets the most favorable net price and "best execution" available, except to the extent otherwise provided by Section 28(e) of the Securities Exchange Act or by other applicable law; provided, however, in seeking the best execution available with respect to securities transactions involving the Investment Assets, the Sub-Advisor shall give consideration to the overall quality of brokerage and research services provided, it being understood and agreed that "best execution" is not limited to obtaining the lowest commission for each transaction. Notwithstanding anything in this subsection to the contrary, the Advisor may instruct the Sub-Advisor in writing to engage securities brokers and dealers specified by the Advisor to effect, with respect to the Investment Assets, securities transactions or particular securities transactions, and the Sub-Advisor must act in accordance with those instructions, so long as they are reasonable. The Sub-Advisor will not be responsible or liable for any acts or omissions by any broker or dealer selected pursuant to this subsection; provided that, the Sub-Advisor has acted reasonably in the exercise of due care in the selection of the broker or dealer and has not otherwise directly or indirectly participated in those acts or omissions by the broker or dealer.

          (c) Affiliated Brokers. Unless authorized in writing by the Advisor, neither the Sub-Advisor nor any parent, subsidiary or related firm, individual or other entity related to the Sub-Advisor will act as a securities broker with respect to any purchase or sale of securities made on behalf of the Fund.

     5.6 OTHER ACCOUNTS OF THE SUB-ADVISOR. It is understood that the Sub-Advisor performs investment advisory services for various clients and accounts other than the Advisor. The Sub-Advisor may give advice and take action in the performance of its duties with respect to other clients or accounts which may be the same as or may differ from the timing or nature of action taken with respect to the Investment Assets, provided that the Sub-Advisor allocates to the Investment Assets, to the extent practicable, opportunities to acquire or dispose of investments over a period of time on a basis no less favorable than its allocation of such opportunities to other clients and accounts and seeks over a period of time to obtain comparable execution of similar transactions among its clients. It is understood that the Sub-Advisor will not have any obligation to purchase or sell, or to recommend for purchase or sale, for the Fund any security which the Sub-Advisor, its principals, affiliates or employees may purchase or sell for its or their own accounts or for the account of any other client, if in the opinion of the Sub-Advisor such transaction or investment appears unsuitable, impractical or undesirable for the Fund.

     5.7 LIABILITY OF SUB-ADVISOR. The Sub-Advisor shall act in good faith in rendering services in connection with this Agreement. Nothing contained herein shall make the Sub-Advisor be liable for any loss incurred by the Fund in connection with services provided by the Sub-Advisor in accordance with this Agreement so long as the Sub-Advisor acts in good faith and fulfills its duties under this Agreement; provided, however, that nothing herein shall protect the Sub-Advisor against liability to the Fund to which the Sub-Advisor would otherwise be subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement. Nothing in this Agreement shall protect the Sub-Advisor from any liabilities which it may have under the Securities Act, the Investment Company Act or the Investment Advisers Act.

     6. INFORMATION AND REPORTS.

     6.1 REPORTS TO ADVISOR. The Sub-Advisor must submit a daily written report to the Advisor promptly following the close of regular trading on the New York Stock Exchange detailing the actions taken by the Sub-Advisor under this Agreement during that day. The report must contain the information in the form that the Advisor has or will from time to time reasonably specify. In addition, the Sub-Advisor must provide other reports on the performance of the Investment Assets at such times, for such periods and in such form as the Advisor or the Fund's Board of Directors reasonably request.

     6.2 RECORDS AND ACCOUNTS. The Sub-Advisor must keep accurate and detailed records and accounts of the Investment Assets and of all receipts, disbursements and other transactions affecting the Investment Assets. The Sub-Advisor will make all its records, accounts and documents relating to the Investment Assets available at all reasonable times and under reasonable conditions for inspection and audit by any person or persons designated by the Advisor or the Fund's Board of Directors.

     6.3 CODE OF ETHICS. The Sub-Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 of the Investment Company Act and Rule 204A-1 of the Investment Advisers Act (the "Code of Ethics") and has provided a copy of such Code of Ethics to the Fund; Sub-Advisor agrees to provide a copy of the Code of Ethics to the Fund promptly after any material changes are made. As soon as practicable, but no later than 40 days, after the end of the second and fourth calendar quarters, the Chief Compliance Officer of the Sub-Advisor shall certify to the Fund that, with regard to the two most recently completed calendar quarters:

          (a) The Sub-Advisor has provided to the Fund the Sub-Advisor's Code of Ethics that is in effect;

          (b) The Sub-Advisor has complied with the requirements of Rule 17j-1 and Rule 204A-1;

          (c) The Sub-Advisor has adopted procedures reasonably necessary to prevent its "Access Persons" (as defined in Rule 17j-1 of the Investment Company Act) from violating the Code of Ethics; and

          (d) There have been no material violations of the Code of Ethics or, if any violation has occurred, the nature of such violation and of the action taken in response to such violation.

     6.4 COMPLIANCE PROGRAM. The Sub-Advisor has adopted written policies and procedures in compliance with the requirements of Rule 206(4)-7 of the Investment Advisers Act (the "Compliance Procedures") and has provided a copy of such Compliance Procedures to the Fund; Sub-Advisor agrees to provide a copy of the Compliance Procedures to the Fund promptly after any material changes are made. As soon as practicable, but no later than 40 days, after the end of the second and fourth calendar quarters, the Chief Compliance Officer of the Sub-Advisor shall certify that:

          (a) The Sub-Advisor has provided to the Fund the Sub-Advisor's Compliance Procedures that are in effect at that time;

          (b) The Sub-Advisor has reviewed, during the preceding 12-month period (or as otherwise required by applicable law), the adequacy of its Compliance Procedures and the effectiveness of the implementation of the Compliance Procedures;

          (c) The Compliance Procedures are reasonably designed to prevent violation, by the Sub-Advisor and its Supervised Persons, of the Federal Securities Laws, including the Investment Advisers Act and related rules issued by the SEC; and

          (d) With regard to the two most recently completed calendar quarters, there have been no material violations of the Compliance Procedures or, if any violation has occurred, the nature of such violation and of the action taken in response to such violation.

     6.5 PROXY VOTING RECORDS AND POLICY.

          (a) The Sub-Advisor has adopted and implemented written policies and procedures pursuant to Rule 206(4)-6 of the Investment Advisers Act that are reasonably designed to ensure that the Sub-Advisor votes client securities in the best interest of its clients (the "Proxy Voting Policy") and the Sub-Advisor has provided a copy of such Proxy Voting Policy to the Fund; Sub-Advisor agrees to provide a copy of the Proxy Voting Policy to the Fund promptly after any material changes are made.

          (b) Sub-Advisor agrees to provide to the Fund an accurate summary of any vote cast or proxy granted by the Sub-Advisor on behalf of the Fund (the "Voting Records"). As soon as practicable, but no later than 40 days, after the end of the second and fourth calendar quarters, the Sub-Advisor shall provide the Voting Records in the form specified in writing to the Sub-Advisor by the Fund, and the Sub-Advisor's Chief Compliance Officer shall certify that, with regard to the two most recently completed calendar quarters:

          (c) The Voting Records accurately reflect the votes cast and proxies granted by the Sub-Advisor on behalf of the Fund during the preceding two quarters, each of which vote or proxy was cast or granted in compliance with the Sub-Advisor's Proxy Voting Policy; and

          (d) The Sub-Advisor has provided to the Fund the Sub-Advisor's Proxy Voting Policy that is in effect.

     6.6 FORM ADV. The Sub-Advisor agrees to provide a copy of its current Form ADV (Parts I and II) to the Fund within 90 days of the end of the calendar year.

     6.7 EXCHANGE OF INFORMATION. The Advisor and the Sub-Advisor agree to provide the information that the Sub-Advisor or the Advisor, as the case may be, reasonably requests to enable it to carry out its duties, obligations and responsibilities under this Agreement or applicable law.

     6.8 INFORMATION TO BE CONFIDENTIAL. All information and advice furnished to or obtained by any party under or in connection with this Agreement will be treated as confidential and will not be used or disclosed to third parties except as required by law. This provision must not be construed to limit the Advisor's or the Fund's ability to comply with the disclosure obligations of an investment company to its securities holders under the federal securities laws.

     7. FEE PAYABLE TO SUB-ADVISOR. For services provided under this Agreement, the Sub-Advisor is entitled to receive from the Advisor a fee that is calculated as a percentage of the current value of the Investment Assets, as set forth in the Fee Schedule attached as Exhibit B. The parties agree that the Fee Schedule can be modified from time to time in accordance with the Investment Company Act upon approval in writing by the parties. The fee payable to the Sub-Advisor shall be calculated as of the close of the last trading day of March, June, September and December. This fee is payable in arrears as soon as practicable, but not more than ten business days, after the last day of each calendar quarter.

     8. MEETINGS WITH ADVISOR AND FUND. A representative of the Sub-Advisor will personally meet with the Investment Committee of the Advisor or its designated representative as reasonably requested by the Advisor to explain the investment and management activities of the Sub-Advisor and any reports related thereto, at such times as may be mutually agreed upon by the Sub-Advisor and the Advisor. In addition, upon reasonable request, each year, a representative of the Sub-Advisor will attend one or more of the meetings of the Fund's Board of Directors and will be prepared to discuss the Sub-Advisor's economic outlook, investment strategy, individual holdings included in the Investment Assets and such other related matters as the Board of Directors reasonably requests.

     9. INDEMNIFICATION. In addition to any other rights the Advisor or the Fund may have against the Sub-Advisor, the Sub-Advisor will indemnify the Advisor and the Fund and hold them harmless with respect to any loss or damage, or costs or expenses suffered by them as a result of (i) a breach by the Sub-Advisor of this Agreement, or (ii) the willful misfeasance, bad faith or gross negligence of the Sub-Advisor, or (iii) the willful misfeasance, bad faith or gross negligence of any of the Sub-Advisor's employees, or agents acting under its supervision or control performing any of its obligations and duties or (iv) by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement, the Investment Advisers Act or any other applicable law or regulation; provided, the Sub-Advisor shall have no responsibility or liability for any loss incurred by reason of any act or omission of the Advisor or the Custodian.

     The Advisor will indemnify the Sub-advisor and hold it harmless with respect to any loss or damage, or costs or expenses suffered by it as a result of (i) the Sub-Advisor's failure to provide notice within one day to the Advisor or the Fund of any trade, transfer, exchange, redemption or other corporate action that occurs with regard to a portfolio security held by the Fund, or (ii) a breach by the Advisor of this Agreement, or (iii) the willful misfeasance, bad faith or gross negligence of the Advisor, or (iv) the willful misfeasance, bad faith or gross negligence of any of the Advisor's employees, or agents acting under its supervision or control performing any of its obligations and duties or
(v) by reason of the Advisor's reckless disregard of its obligations and duties under this Agreement, the Investment Advisers Act, the Investment Company Act or any other applicable law or regulation; provided, the Advisor shall have no responsibility or liability for any loss incurred by reason of any act or omission of the Sub-Advisor or the Custodian.

     10. AMENDMENT. This Agreement may be amended at any time by written agreement of the parties, provided that any material amendment will not be effective unless approved in accordance with the Investment Company Act.

     11. TERM AND TERMINATION.

     11.1 TERM.

          (a) Effective Date. Except as set forth in sub-section (c) below, this Agreement shall become effective upon approval by a Majority Vote of Shareholders in accordance with the Investment Company Act (the "Effective Date").

          (b) Duration. Unless sooner terminated as provided herein, this Agreement shall continue in effect for an initial period of one year from the Effective Date, and it shall continue in effect from year to year, but only so long as such continuance is specifically approved at least annually in accordance with the Investment Company Act.

          (c) Interim Term. This Agreement shall be effective on a temporary interim basis from the day and year first written above until the earlier of 150 days after such date or until it has been approved or rejected by the Fund's shareholders in accordance with the Investment Company Act. With regard to the provisions herein, except for this subsection 11.1, the effective date of the interim period of this Sub-Advisory Agreement shall have the same effect as if it were the Effective Date, as defined above.

     11.2 TERMINATION.

          (a) Automatic Termination. This Agreement shall automatically terminate in the event of its assignment, within the meaning of Section 15(a) of the Investment Company Act, unless an order of the SEC is issued exempting such assignment. If at any time the Sub-Advisor ceases to be an "investment advisor" in accordance with the Investment Advisers Act, this Agreement will automatically terminate. No penalty or payment of any kind by the Advisor will be due upon an automatic termination

          (b) Termination by Advisor, Board of Directors of the Fund or Shareholders of the Fund. This Agreement may be terminated at any time, upon written notice to the Sub-Advisor, without payment of any penalty, by the Advisor, the Board of Directors of the Fund or by a Majority Vote of Shareholders. Notwithstanding that the effective date of any such termination may be fewer than 30 days after the date of notice of termination, the Sub-Advisor shall be compensated for 30 days after the date of notice of termination, and such compensation shall not constitute payment of a penalty in connection with such termination. Any compensation paid pursuant to this subsection 11.2(b) shall be calculated based on the Investment Assets as of the effective date of the termination.

          (c) Termination By Sub-Advisor. The Sub-Advisor may terminate this Agreement at any time upon 30 days' prior written notice to the Advisor and the Fund.

          (d) Prorated Fee. If this Sub-Advisory Agreement shall terminate at any time other than at the end of a calendar quarter, the Sub-Advisor shall be entitled to receive the fee set forth in Section 7 hereof for the portion of the quarter elapsed prior to the date of termination, prorated on a daily basis.

     12. MISCELLANEOUS.

     12.1 ERRORS AND OMISSIONS POLICY. The Sub-Advisor agrees that, at its sole expense, it will maintain an errors and omissions insurance policy that covers the acts, errors and omissions by the Sub-Advisor and its employees and agents during the term of this Agreement. Upon request of the Advisor, the Sub-Advisor will promptly provide evidence of such insurance.

     12.2 GOVERNING LAW; SEVERABILITY. This Agreement and its performance shall be governed by and construed in accordance with the applicable laws of the United States and, to the extent permitted by such laws, with the laws of the State of Oklahoma. In case any provision of this Agreement is held illegal or invalid for any reason, that illegality or invalidity will not affect the remaining provisions of this Agreement but will be fully severable, and this Agreement will be construed and enforced as if the illegal or invalid provision had not been included herein.

     12.3 NOTICES. Unless the parties otherwise agree, all notices, instructions and advice with respect to matters contemplated by this Agreement must be in writing and are effective when received. Delivery must be made personally, by registered or certified mail, return receipt requested, overnight courier or confirmed facsimile and addressed as follows:

     Advisor:                       American Fidelity Assurance Company
                                    P.O. Box 25523
                                    Oklahoma City, Oklahoma 73106
                                    Attention:  Investment Department
                                    Telephone:  (xxx) xxx-xxxx
                                    Facsimile:  (xxx) xxx-xxxx

     Fund:                          American Fidelity Dual Strategy Fund, Inc.
                                    2000 Classen Boulevard
                                    Oklahoma City, Oklahoma  73106
                                    Attention:  Chief Compliance Officer
                                    Telephone:  (xxx) xxx-xxxx
                                    Facsimile:  (xxx) xxx-xxxx

                                    With copies to:

                                    Jennifer Wheeler
                                    McAfee & Taft A Professional Corporation
                                    Two Leadership Square
                                    211 North Robinson, 10th Floor
                                    Oklahoma City, Oklahoma  73102
                                    Telephone:  (xxx) xxx-xxxx
                                    Facsimile:  (xxx) xxx-xxxx
                                    Email:  jennifer.wheeler@mcafeetaft.com

     Sub-Advisor:                   Quest Investment Management, Inc.
                                    One SW Columbia
                                    Suite 1100
                                    Portland, Oregon  97258
                                    Attention:  Greg Sherwood
                                    Telephone:  (xxx) xxx-xxxx
                                    Facsimile:  (xxx) xxx-xxxx


Any party may change any of the above information by providing notice to the other parties in the manner set forth above. All reports required to be delivered by the Sub-Advisor to the Advisor pursuant to Section 6.1 of this Agreement must be delivered in the manner specified from time to time by the Advisor.

     12.4 COMPLIANCE WITH LAWS. Nothing in this Agreement shall be deemed to authorize the Sub-Advisor to effect any transactions in contravention of its fiduciary obligations, duties or responsibilities under the Investment Advisers Act, this Agreement or any other applicable federal or state laws or regulations (including all applicable securities laws and regulations) or the rules of any national securities exchange. Each party will at all times comply with the Investment Advisers Act and other applicable laws, regulations and rules in performing its duties under this Agreement.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Sub-Advisory Agreement to be executed as of the day and year first above written.

FUND:                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                        By:   /s/ John W. Rex
                        Name: John W. Rex
                        Title: President

ADVISOR:                AMERICAN FIDELITY ASSURANCE COMPANY

                        By:   /s/ John W. Rex
                        Name: John W. Rex
                        Title: President

SUB-ADVISOR:            Quest Investment Management, Inc.

                        By:    /s/ Cameron M. Johnson
                        Name:  Cameron M. Johnson
                        Title: Chief Executive Officer

                                    EXHIBIT A

                       American Fidelity Assurance Company
                      American Fidelity Dual Strategy Fund
                              Investment Guidelines

I.   INVESTMENT OBJECTIVES:

     The Fund's investment objectives are, primarily, long-term growth of capital and, secondarily, the production of income. Such objectives do not preclude infrequent investments for short-term capital appreciation.

     The Fund normally invests in a diversified portfolio consisting primarily of common stocks based upon an assessment of particular industries or companies. The Fund attempts to maintain sufficient cash balances to meet variable annuity contract payments. The Fund's assets may be held in cash or cash equivalents or in United States Government securities for this purpose. The Fund does not engage in the purchase or sale of puts, calls or other options or in writing such options.

     The Sub-Advisor, after consulting with the Advisor and obtaining Advisor approval, may determine that prevailing market and economic conditions indicate that investments other than common stocks may be advantageous, in which event investments may be made on a short-term basis in United States Government securities, bonds, notes or other evidences of indebtedness, issued publicly, of a type customarily purchased for investment by institutional investors.

II.  FUNDAMENTAL POLICIES:

     The Sub-Advisor must comply with the following Investment Guidelines:

     A. Not more than five percent (5%) of the value of the Investment Assets placed with the Sub-Advisor will be invested in securities of any one issuer, except obligations of the United States Government and instrumentalities thereof.

     B. Not more than ten percent (10%) of the voting securities of any one issuer will be acquired.

     C. Not more than twenty-five (25%) of the value of the Investment Assets placed with the Sub-Advisor will be invested in any one industry.

     D.   No borrowings will be made.

     E. The Sub-Advisor will ensure that the Fund does not act as an underwriter of securities of other issuers.

     F. Investment in real estate will be limited to shares of real estate investment trusts investing in equity real estate, up to seven percent (7.0%) of Investment Assets placed with the Sub-Advisor. Investment in private placements and other illiquid assets will not be made.

     G.   No purchase of commodities or commodity contracts will be effected.

     H. The Fund will not engage in the purchase or sale of puts, calls or other options or in writing such options.

     I. Loans will not be made except through the acquisition of publicly traded bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors.

     J. Investment will not be made in the securities of a company for the purpose of exercising management or control.

     K. Investment in securities of other investment companies will not be made except for money market funds. Up to ten percent (10%) of Investment Assets placed with the Sub-Advisor may be invested in money market funds, provided that not more than three percent (3%) of the total outstanding voting stock of any one investment company may be held.

     L. Although the Fund does not intend to engage to a large extent in short-term trading, the Sub-Advisor may make investments for the purpose of seeking short-term capital appreciation.

     M. Investments in repurchase agreements will be limited to the top thirty-five (35) U.S. banks, by deposits, that are rated at least "B/C" by Keefe, Bruyette, Woods, a national bank rating agency or a comparable rating from a similar bank rating service. Additionally, there must be an appropriate amount of excess collateralization depending upon the length of the agreement, to protect against downward market fluctuation and the Fund must take delivery of the collateral. The market value of the securities held as collateral will be valued daily. In the event the market value of the collateral falls below the repurchase price, the bank issuing the repurchase agreement will be required to provide additional collateral sufficient to cover the repurchase price.

     N.   Short sales of securities will not be made.

     O. Purchases will not be made on margin, except for such short-term credits necessary for the clearance of transactions.

     P. Investments in high-yield or non-investment grade bonds will not be made.

     Q. Investments in the equity securities of foreign corporations will be limited to American Depositary Receipts ("ADRs"), other depositary receipts and ordinary shares which are denominated in U.S. dollars and publicly traded in the United States. Not more than thirty-five percent (35%) of the Investment Assets placed with the Sub-Advisor will be invested in foreign issuers. In addition, not more than twenty percent (20%) of the Investment Assets placed with the Sub-Advisor will be invested in issuers from any one foreign country. ADRs or other depositary receipts must be issued by the Bank of New York, Morgan Guaranty or Citibank. Depositary receipts issued by other institutions must be approved in advance by the Advisor.

III. OTHER INVESTMENT GUIDELINES:

     The following Guidelines are additional rules that the Sub-Advisor must follow:

     A. The Sub-Advisor should generally conform to these issuer guidelines with exceptions noted at the time of purchase and variances reviewed annually with the Board of Directors of the Fund.

          1. A minimum market capitalization of one billion dollars ($1,000,000,000) at the time of purchase.

          2. Audited financial statements for at least three (3) years of operation.

          3. Fifty million dollars ($50,000,000) or more in stockholders equity.

     B.   Lending of securities will not be permitted.

     C. The Fund will not invest in the securities of tobacco-producing companies.

     D. InvesTrust, N.A., or another custodian chosen by the Advisor, shall be the Custodian of all Investment Assets placed with the Sub-Advisor. The Sub-Advisor must ensure that duplicate brokerage confirmations of all transactions are sent to the Custodian and the Advisor.

     E. All money market funds used by the Sub-Advisor for a portion of Investment Assets placed with the Sub-Advisor must be approved in advance by the Advisor.

     F. The money market funds (cash) used by the Sub-Advisor for a portion of Investment Assets must have a balance at all times equal to at least one percent (1.0%), but not more than three percent (3.0%), of the market value of Investment Assets placed with the Sub-Advisor.

     G. All brokers used by the Sub-Advisor to execute transactions for the Fund must have a commercial paper rating of A1/P1 by Moody's and Standard & Poor's unless approved in advance by the Advisor.

                                    EXHIBIT B

                                  Fee Schedule

         Pursuant to Section 7 of the foregoing Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") made as of May 1, 2006, among American Fidelity Dual Strategy Fund (the "Fund"), American Fidelity Assurance Company (the "Advisor") and Quest Investment Management, Inc. (the "Sub-Advisor"), the parties thereto agree as follows:

         For services under the Sub-Advisory Agreement, the Sub-Advisor shall be entitled to receive from the Advisor a quarterly fee in an amount equal to 0.10625% of the current value of the sub-advised Investment Assets under $100,000,000 and 0.075% of the current value of the sub-advised Investment Assets over $100,000,000 as of the close of the last trading day of March, June, September and December (0.425% of assets under $100,000,000 and 0.30% of assets over $100,000,000 on an annual basis).

         Dated as of the day and year first above written.

FUND:                           AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                                By:   /s/ John W. Rex
                                Name: John W. Rex
                                Title: President

ADVISOR:                        AMERICAN FIDELITY ASSURANCE COMPANY

                                By:   /s/ John W. Rex
                                Name: John W. Rex
                                Title: President

SUB-ADVISOR:                    Quest Investment Management, Inc.

                                By:   /s/ Cameron M. Johnson
                                Name: Cameron M. Johnson
                                Title:  Chief Executive Officer

                  AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(R)
                              2000 N. Classen Blvd.
                          Oklahoma City, Oklahoma 73106
                                 1-800-662-1106

                         SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 22, 2006

                       PARTICIPANT VOTING INSTRUCTION CARD

                               SEPARATE ACCOUNT A

Name __________________________________

Accumulation Units in Participant's Account _________________________________

     With regard to the Special Meeting of Shareholders of American Fidelity Dual Strategy Fund, Inc. (the "Fund") to be held on February 22, 2006, or any adjournment thereof, the undersigned participant of a variable annuity contract of the American Fidelity Separate Account named above, which is supported by shares of the Fund, hereby revokes all prior instructions and instructs American Fidelity Assurance Company to cast all votes attributable to the participant's account as follows:

     1. Approval of the Sub-Advisory Agreement between the Fund and The Renaissance Group, LLC.

          [    ]  FOR               [    ]  AGAINST            [    ]  ABSTAIN

     2. Approval of the Sub-Advisory Agreement between the Fund and WEDGE Capital Management LLP.

          [    ]  FOR               [    ]  AGAINST            [    ]  ABSTAIN

     3. Approval of the Sub-Advisory Agreement between the Fund and Quest Investment Management, Inc.

          [    ]  FOR               [    ]  AGAINST            [    ]  ABSTAIN

     4. In their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

     Please complete this Voting Instruction Card and return it in the enclosed envelope. If you return your Voting Instruction Card without marking your voting instructions, we will cast the votes attributable to your account FOR each of the proposals.

     Your voting instructions are solicited on behalf of the Fund's Board of Directors. The Board of Directors recommends that you vote FOR each of the proposals set forth on this Voting Instruction Card.

DATE_________________________         SIGNATURE ______________________________

                  AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(R)
                              2000 N. Classen Blvd.
                          Oklahoma City, Oklahoma 73106
                                 1-800-662-1106

                         SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 22, 2006

                       PARTICIPANT VOTING INSTRUCTION CARD

                               SEPARATE ACCOUNT B

Name __________________________________

Accumulation Units in Participant's Account ___________________________________

     With regard to the Special Meeting of Shareholders of American Fidelity Dual Strategy Fund, Inc. (the "Fund") to be held on February 22, 2006, or any adjournment thereof, the undersigned participant of a variable annuity contract of the American Fidelity Separate Account named above, which is supported by shares of the Fund, hereby revokes all prior instructions and instructs American Fidelity Assurance Company to cast all votes attributable to the participant's account as follows:

     1. Approval of the Sub-Advisory Agreement between the Fund and The Renaissance Group, LLC.

          [    ]  FOR               [    ]  AGAINST            [    ]  ABSTAIN

     2. Approval of the Sub-Advisory Agreement between the Fund and WEDGE Capital Management LLP.

          [    ]  FOR               [    ]  AGAINST            [    ]  ABSTAIN

     3. Approval of the Sub-Advisory Agreement between the Fund and Quest Investment Management, Inc.

         [    ]  FOR               [    ]  AGAINST            [    ]  ABSTAIN

     4. In their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

     Please complete this Voting Instruction Card and return it in the enclosed envelope. If you return your Voting Instruction Card without marking your voting instructions, we will cast the votes attributable to your account FOR each of the proposals.

     Your voting instructions are solicited on behalf of the Fund's Board of Directors. The Board of Directors recommends that you vote FOR each of the proposals set forth on this Voting Instruction Card.

DATE_________________________          SIGNATURE ______________________________

                  AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(R)
                              2000 N. Classen Blvd.
                          Oklahoma City, Oklahoma 73106
                                 1-800-662-1106

                         SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 22, 2006

                       PARTICIPANT VOTING INSTRUCTION CARD

                               SEPARATE ACCOUNT C

Name __________________________________

Accumulation Units in Participant's Account ___________________________________

     With regard to the Special Meeting of Shareholders of American Fidelity Dual Strategy Fund, Inc. (the "Fund") to be held on February 22, 2006, or any adjournment thereof, the undersigned participant of a variable annuity contract of the American Fidelity Separate Account named above, which is supported by shares of the Fund, hereby revokes all prior instructions and instructs American Fidelity Assurance Company to cast all votes attributable to the participant's account as follows:

     1. Approval of the Sub-Advisory Agreement between the Fund and The Renaissance Group, LLC.

          [    ]  FOR               [    ]  AGAINST            [    ]  ABSTAIN

     2. Approval of the Sub-Advisory Agreement between the Fund and WEDGE Capital Management LLP.

          [    ]  FOR               [    ]  AGAINST            [    ]  ABSTAIN

     3. Approval of the Sub-Advisory Agreement between the Fund and Quest Investment Management, Inc.

          [    ]  FOR               [    ]  AGAINST            [    ]  ABSTAIN

     4. In their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

     Please complete this Voting Instruction Card and return it in the enclosed envelope. If you return your Voting Instruction Card without marking your voting instructions, we will cast the votes attributable to your account FOR each of the proposals.

     Your voting instructions are solicited on behalf of the Fund's Board of Directors. The Board of Directors recommends that you vote FOR each of the proposals set forth on this Voting Instruction Card.

DATE_________________________          SIGNATURE ______________________________

                  AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(R)

                                      PROXY


     The undersigned, revoking all prior proxies, hereby appoints John W. Rex and Daniel D. Adams, Jr., or either of them (with full power of substitution), as attorneys and agents for the undersigned, to vote as proxies and represent the undersigned at the Special Meeting of Shareholders of American Fidelity Dual Strategy Fund, Inc. (the "Fund") to be held in the Arcade Conference Room at 2000 N. Classen Boulevard, Oklahoma City, Oklahoma, on February 22, 2006, at 9:00 A.M., Central Time, and at any adjournment thereof, in connection with the proposals described below, which are discussed in the proxy statement for the meeting.

     1. Approval of the Sub-Advisory Agreement between the Fund and The Renaissance Group, LLC.

          [    ]  FOR               [    ]  AGAINST            [    ]  ABSTAIN

     2. Approval of the Sub-Advisory Agreement between the Fund and WEDGE Capital Management LLP.

          [    ]  FOR               [    ]  AGAINST            [    ]  ABSTAIN

     3. Approval of the Sub-Advisory Agreement between the Fund and Quest Investment Management, Inc.

          [    ]  FOR               [    ]  AGAINST            [    ]  ABSTAIN

     4. In their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

     This proxy is solicited on behalf of the Board of Directors of the Fund.

Dated __________________, 2006      AMERICAN FIDELITY ASSURANCE COMPANY



                                    By ________________________________________
                                       Name:
                                       Title: